Exhibit 10.1 SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NETSTREIT, L.P. A DELAWARE LIMITED PARTNERSHIP THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS. February 11, 2026

i TABLE OF CONTENTS Page ARTICLE 1 GENERAL PROVISIONS ....................................................................................................... 1 Section 1.1. Defined Terms .............................................................................................................. 1 Section 1.2. Interpretation. ............................................................................................................. 12 ARTICLE 2 ORGANIZATIONAL MATTERS ........................................................................................ 12 Section 2.1. Continuation ............................................................................................................... 12 Section 2.2. Name .......................................................................................................................... 12 Section 2.3. Registered Office and Agent; Principal Office .......................................................... 13 Section 2.4. Power of Attorney ...................................................................................................... 13 Section 2.5. Term ........................................................................................................................... 14 Section 2.6. Admission of Limited Partners ................................... Error! Bookmark not defined. Section 2.7. U.S. Tax Classification ............................................................................................... 14 Section 2.8. Not Publicly Traded for Tax Purposes ....................................................................... 14 ARTICLE 3 PURPOSE .............................................................................................................................. 14 Section 3.1. Purpose and Business ................................................................................................. 14 Section 3.2. Powers ........................................................................................................................ 15 Section 3.3. Representations and Warranties by the Parties .......................................................... 15 ARTICLE 4 CAPITAL CONTRIBUTIONS .............................................................................................. 16 Section 4.1. Capital Contributions of the Partners ......................................................................... 16 Section 4.2. Issuances of Additional Partnership Interests............................................................. 17 Section 4.3. Contribution of Proceeds of Issuance of Securities by the Company ........................ 18 Section 4.4. Additional Funds ........................................................................................................ 18 Section 4.5. Preemptive Rights ...................................................................................................... 19 ARTICLE 5 DISTRIBUTIONS.................................................................................................................. 19 Section 5.1. Priority and Timing of Distributions of Available Cash ............................................ 19 Section 5.2. Amounts Withheld ..................................................................................................... 20 Section 5.3. Distributions Upon Liquidation .................................................................................. 20 Section 5.4. Restrictions on Distributions ...................................................................................... 20 Section 5.5. Compliance with REIT Requirements........................................................................ 20 Section 5.6. Special Stock Dividends ............................................. Error! Bookmark not defined. ARTICLE 6 ALLOCATIONS .................................................................................................................... 20 Section 6.1. Allocations For Capital Account Purposes................................................................. 20 Section 6.2. Economic Capital Account Balances of LTIP Unitholders ....... Error! Bookmark not defined. ARTICLE 7 MANAGEMENT AND OPERATIONS OF BUSINESS ..................................................... 21 Section 7.1. Management ............................................................................................................... 21 Section 7.2. Certificate of Limited Partnership .............................................................................. 24 Section 7.3. Restrictions on General Partner Authority ................................................................. 24 Section 7.4. Reimbursement of the General Partner and the Company ......................................... 24 Section 7.5. Outside Activities of the General Partner ................................................................... 25 Section 7.6. Contracts with Affiliates ............................................................................................ 25 Section 7.7. Indemnification .......................................................................................................... 26 Section 7.8. Liability of the General Partner .................................................................................. 27

ii Section 7.9. Other Matters Concerning the General Partner .......................................................... 28 Section 7.10. Title to Partnership Assets .......................................................................................... 29 Section 7.11. Reliance by Third Parties ........................................................................................... 29 ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS ............................................... 30 Section 8.1. Limitation of Liability ................................................................................................ 30 Section 8.2. Management of Business............................................................................................ 30 Section 8.3. Outside Activities of Limited Partners ....................................................................... 30 Section 8.4. Return of Capital ........................................................................................................ 30 Section 8.5. Rights of Limited Partners Relating to the Partnership .............................................. 30 Section 8.6. Redemption Right ...................................................................................................... 31 Section 8.7. Conversion of LTIP Units .......................................... Error! Bookmark not defined. Section 8.8. Voting Rights of LTIP Units ...................................... Error! Bookmark not defined. ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS ..................................................... 32 Section 9.1. Records and Accounting ............................................................................................ 32 Section 9.2. Fiscal Year .................................................................................................................. 33 Section 9.3. Reports ....................................................................................................................... 33 ARTICLE 10 CERTAIN TAX MATTERS ................................................................................................ 33 Section 10.1. Preparation of Tax Returns ......................................................................................... 33 Section 10.2. Tax Elections .............................................................................................................. 33 Section 10.3. Partnership Representative ......................................................................................... 34 Section 10.4. Section 83 Safe Harbor Election ................................................................................ 34 Section 10.5. Withholding ................................................................................................................ 35 ARTICLE 11 TRANSFERS AND WITHDRAWALS .............................................................................. 36 Section 11.1. Transfer ...................................................................................................................... 36 Section 11.2. Transfer of General Partner Interest and Limited Partner Interest ............................. 36 Section 11.3. Limited Partners’ Rights to Transfer .......................................................................... 38 Section 11.4. Substituted Limited Partners ...................................................................................... 39 Section 11.5. Assignees .................................................................................................................... 39 Section 11.6. General Provisions ..................................................................................................... 40 ARTICLE 12 ADMISSION OF PARTNERS ............................................................................................ 40 Section 12.1. Admission of Successor General Partner ................................................................... 40 Section 12.2. Admission of Additional Limited Partners................................................................. 40 Section 12.3. Amendment of Agreement and Certificate of Limited Partnership ........................... 41 ARTICLE 13 DISSOLUTION, LIQUIDATION AND TERMINATION ................................................. 41 Section 13.1. Dissolution ................................................................................................................. 41 Section 13.2. Winding Up ................................................................................................................ 42 Section 13.3. Compliance with Timing Requirements of Regulations ............................................ 43 Section 13.4. Deemed Contribution and Distribution ...................................................................... 43 Section 13.5. Rights of Limited Partners ......................................................................................... 44 Section 13.6. Notice of Dissolution.................................................................................................. 44 Section 13.7. Termination of Partnership and Cancellation of Certificate of Limited Partnership .................................................................................................................. 44 Section 13.8. Reasonable Time for Winding Up .............................................................................. 44 Section 13.9. Waiver of Partition ..................................................................................................... 44

iii ARTICLE 14 AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS .................................. 44 Section 14.1. Amendment of Partnership Agreement ...................................................................... 44 Section 14.2. Meetings of the Partners ............................................................................................. 45 ARTICLE 15 GENERAL PROVISIONS ................................................................................................... 46 Section 15.1. Addresses and Notice ................................................................................................. 46 Section 15.2. Further Action ............................................................................................................ 46 Section 15.3. Binding Effect ............................................................................................................ 46 Section 15.4. Creditors ..................................................................................................................... 46 Section 15.5. Waiver ........................................................................................................................ 46 Section 15.6. Counterparts ............................................................................................................... 46 Section 15.7. Applicable Law .......................................................................................................... 46 Section 15.8. Invalidity of Provisions .............................................................................................. 46 Section 15.9. Entire Agreement ....................................................................................................... 47 EXHIBITS Exhibit A – Partners’ Contributions and Partnership Interests Exhibit B – Capital Account Maintenance Exhibit C – Special Allocation Rules Exhibit D – Notice of Redemption Exhibit E – Constructive Ownership Definition Exhibit F – Schedule of Partners’ Ownership with Respect to Tenants Exhibit G – Partnership Unit Designation of the LTIP Units

1 SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NETSTREIT, L.P. THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NETSTREIT, L.P. (this “Agreement”), dated as of February 11, 2026, is entered into by and among NETSTREIT GP, LLC, a Delaware limited liability company (the “General Partner”), and the other Partners (as defined below) that are party hereto from time to time. WHEREAS, the limited partnership was formed under the laws of the State of Delaware pursuant to a Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware on October 11, 2019; WHEREAS, the General Partner and NETSTREIT Corp., a Maryland corporation (the “Company”), are party to that certain Agreement of Limited Partnership of NETSTREIT, L.P., dated October 11, 2019 (the “Original Partnership Agreement”); WHEREAS, the General Partner, the Company and each other Partner (as hereinafter defined) entered into that certain Amended and Restated Agreement of Limited Partnership of NETSTREIT, L.P., dated December 23, 2019 (the “First Amended Partnership Agreement”), amending and restating the Original Partnership Agreement; and WHEREAS, each of the Partners (as hereinafter defined) desire to amend and restate the First Amended Partnership Agreement in its entirety. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE 1 GENERAL PROVISIONS Section 1.1. Defined Terms The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement. “704(c) Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution, as determined by the General Partner using such reasonable method of valuation as it may adopt. Subject to Exhibit B, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values. “Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. §17-101, et seq., as it may be amended from time to time, and any successor to such statute. “Actions” has the meaning set forth in Section 7.7(a). “Additional Funds” has the meaning set forth in Section 4.4(a).

2 “Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 and who is shown as such on the books and records of the Partnership. “Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each Partnership taxable year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704- 1(b)(2)(ii)(d)(6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. “Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership taxable year. “Adjusted Property” means any property, the Carrying Value of which has been adjusted pursuant to Exhibit B. “Adjustment Event” means any of the following events: (A) the Partnership makes a distribution on all outstanding Partnership Units in Partnership Units, (B) the Partnership subdivides the outstanding Partnership Units into a greater number of Partnership Units or combines the outstanding Partnership Units into a smaller number of Partnership Units, or (C) the Partnership issues any Partnership Units in exchange for its outstanding Partnership Units by way of a reclassification or recapitalization of its Partnership Units. If more than one Adjustment Event occurs, the adjustment to the LTIP Units under Section 4.2(c) need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction, (y) the issuance of Partnership Units pursuant to the Plan, or any employee benefit or compensation plan or distribution reinvestment plan, or (z) the issuance of any Partnership Units to the Company in respect of a capital contribution to the Partnership of proceeds from the sale of securities by the Company. “Affiliate” means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person; (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person; (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests; or (iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), or (iii) above. “Agreed Value” means (i) in the case of any Contributed Property as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (ii) in the case of any property distributed to a Partner by the Partnership, the Partnership’s Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Code Section 752 and the Regulations thereunder. “Agreement” means this Amended and Restated Agreement of Limited Partnership of the Partnership, as it may be amended, supplemented or restated from time to time. “Articles of Incorporation” means the Articles of Amendment and Restatement of the Company filed with the Maryland State Department of Assessments and Taxation, as amended or restated from time to time.

3 “Assignee” means a Person to whom all or a portion of a Partnership Interest has been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5. “Available Cash” means, with respect to any period for which such calculation is being made, (i) the sum of: the Partnership’s Net Income or Net Loss (as the case may be) for such period (without regard to adjustments resulting from allocations described in Sections 1(a) through 1(e) of Exhibit C); depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period; the amount of any reduction in the reserves of the Partnership referred to in clause (ii)(f) below (including reductions resulting because the General Partner determines such amounts are no longer necessary; the excess of proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain recognized from such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions); and all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period; (ii) less the sum of: all principal debt payments made by the Partnership during such period; capital expenditures made by the Partnership during such period; investments made by the Partnership during such period in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(a) or (ii)(b); all other expenditures and payments not deducted in determining Net Income or Net Loss for such period; any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period; the amount of any increase in reserves during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion; and the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate, in its sole and absolute discretion. Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership. “Board of Directors” means the Board of Directors of the Company.

4 “Book-Tax Disparities” means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles. “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close. “Capital Account” means the Capital Account maintained for a Partner pursuant to Exhibit B. “Capital Contribution” means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1, 4.2, or 4.3. “Carrying Value” means (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners’ Capital Accounts following the contribution of or adjustment with respect to such property; and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner. “Cash Amount” means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount. “Certificate” means the Certificate of Limited Partnership of the Partnership as filed in the office of the Delaware Secretary of State on October 11, 2019, as amended and/or restated from time to time in accordance with the terms hereof and the Act. “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific Code Section or Sections shall be deemed to include a reference to any corresponding provision of future law. “Common Units” means a Partnership Unit designated as a Common Unit of the Partnership, including when arising as a result of the conversion of any LTIP Unit. If not otherwise specified herein or unless the context requires otherwise, references herein to Partnership Units shall be deemed to refer to the Common Units. “Company” has the meaning set forth in the recitals. “Compensation Committee” means the Compensation Committee of the Company, or if no such committee exists, the Board of Directors. “Consent” means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2.

5 “Constructive Ownership” or “Constructively Own” means ownership under the constructive ownership rules described in Exhibit E. “Contributed Property” means each property or other asset, in such form as may be permitted by the Act (but excluding cash), contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B, such property shall no longer constitute a Contributed Property for purposes of Exhibit B, but shall be deemed an Adjusted Property for such purposes. “Conversion Factor” means 1.0, subject to adjustment as follows: (i) in case the Company shall (A) make a distribution on the outstanding REIT Shares in REIT Shares, (B) subdivide or reclassify the outstanding REIT Shares into a greater number of REIT Shares, or (C) combine or reclassify the outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution or subject to such subdivision, combination or reclassification shall be proportionately adjusted so that a holder of Partnership Units shall be entitled to receive, upon exchange thereof, the number of REIT Shares which the holder would have owned at the opening of business on the day following the date fixed for such determination had such Partnership Units been exchanged immediately prior to such determination; (ii) in case the Partnership shall subdivide or reclassify the outstanding Partnership Units into a greater number of Partnership Units, the Conversion Factor in effect at the opening of business on the day following the date fixed for the determination of Partnership Unit holders subject to such subdivision or reclassification shall be proportionately adjusted so that a holder of Partnership Units shall be entitled to receive, upon exchange thereof, the number of REIT Shares which the holder would have owned at the opening of business on the day following the date fixed for such determination had such Partnership Units been exchanged immediately prior to such determination; (iii) in case the Company (A) shall issue rights (other than REIT Shares issuable pursuant to a Qualified DRIP) or warrants to all holders of REIT Shares entitling them to subscribe for or purchase REIT Shares at a price per share less than the daily market price per REIT Share on the date fixed for the determination of shareholders entitled to receive such rights or warrants (or, if later, the date such rights become exercisable), (B) shall not issue similar rights or warrants to all holders of Partnership Units entitling them to subscribe for or purchase REIT Shares or Partnership Units at a comparable price (determined, in the case of Partnership Units, by reference to the Conversion Factor), and (C) cannot issue such rights or warrants to a Redeeming Partner as otherwise required by the definition of “REIT Shares Amount” set forth in this Article 1, then the Conversion Factor in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Factor by a fraction of which the numerator shall be the number of REIT Shares outstanding at the close of business on the date fixed for such determination plus the maximum number of REIT Shares so offered for subscription or purchase, and of which the denominator shall be the number of REIT Shares outstanding at the close of business on the date fixed for such determination plus the number of REIT Shares which the aggregate offering price of the total number of REIT Shares so offered for subscription would purchase at such daily market price per share, such increase of the Conversion Factor to become effective immediately after the opening of business on the day following the date fixed for such determination; and (iv) in case the Company shall, by distribution or otherwise, distribute to all holders of its REIT Shares, (A) capital shares of any class other than its REIT Shares, (B) evidence of its indebtedness or (C) assets (excluding any rights or warrants referred to in clause (iii) above, any cash distribution lawfully paid under the laws of the state of organization of the Company, and any distribution referred to in clause (i) above) and shall not cause a corresponding distribution to be made to all holders of Partnership Units, the Conversion Factor shall be adjusted so that the same shall equal the ratio determined by multiplying the Conversion Factor in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which the numerator shall be the daily market price per REIT Share on the date fixed for such determination, and of which the denominator shall be such daily market

6 price per REIT Share less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board resolution certified by the Secretary of the Company and delivered to the holders of the Partnership Units) of the portion of the capital shares or evidences of indebtedness or assets so distributed applicable to one REIT Share, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. “Covered Person” has the meaning set forth in Section 7.8(a). “Debt” means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (iv) obligations of such Person incurred in connection with entering into a lease which, in accordance with GAAP, should be capitalized. “Depreciation” means, for each taxable year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner. “Distribution Payment Date” means the dates upon which the General Partner makes distributions in accordance with Section 5.1. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or Title of ERISA shall be deemed to include a reference to any corresponding provision of future law. “Event of Bankruptcy” has the meaning set forth in Section 13.1(g). “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Funding Debt” means any Debt incurred by or on behalf of the General Partner for the purpose of providing funds to the Partnership. “GAAP” means U.S. generally accepted accounting principles. “General Partner” means NETSTREIT GP, LLC, a wholly-owned subsidiary of the Company, or any Person who becomes an additional or a successor general partner of the Partnership.

7 “General Partner Interest” means a Partnership Interest held by the General Partner, in its capacity as general partner of the Partnership. A General Partner Interest may be (but is not required to be) expressed as a number of Partnership Units. “IRS” means the Internal Revenue Service, which administers the internal revenue laws of the United States. “Incapacity” or “Incapacitated” means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner’s properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay. “Indemnitee” means (i) any Person made a party to a proceeding by reason of (A) his or its status as the General Partner, or as a trustee, director, officer, shareholder, partner, member, employee, representative or agent of the General Partner or of an Affiliate of the General Partner or as an officer, employee, representative or agent of the Partnership, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion. “Limited Partner” means the Company and any other Person named as a limited partner of the Partnership in the Partner Registry, or any Substituted Limited Partner or Additional Limited Partner, in such Person’s capacity as a limited partner of the Partnership. For purposes of this Agreement and the Act, unless otherwise specified, the Limited Partners shall constitute a single class or group of limited partners. “Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited

8 Partner Interest may be (but is not required to be) expressed as a number and class or series of Partnership Units. “Liquidating Event” has the meaning set forth in Section 13.1. “Liquidating Losses” means any net capital loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership, including net capital gain realized in connection with an adjustment to the Carrying Value of Partnership assets under Code Section 704(b). “Liquidator” has the meaning set forth in Section 13.2. “LTIP Unit” means any Partnership Unit created pursuant to Section 4.2(c) as an LTIP Unit, including those LTIP Units created pursuant to Exhibit G hereto. “National Securities Exchange” means The New York Stock Exchange, The NYSE American Stock Exchange, Nasdaq Global Market or any similar national securities exchange. “Net Income” means, for any taxable period, the excess, if any, of the Partnership’s items of income and gain for such taxable period over the Partnership’s items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Section 1(b) of Exhibit B. “Net Loss” means, for any taxable period, the excess, if any, of the Partnership’s items of loss and deduction for such taxable period over the Partnership’s items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Section 1(b) of Exhibit B. “New Securities” has the meaning set forth in Section 4.2(b). “Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c). “Nonrecourse Liability” has the meaning set forth in Regulations Section 1.752-1(a)(2). “Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit D to this Agreement. “Partner” means a General Partner or a Limited Partner, and “Partners” means the General Partner and the Limited Partners collectively. “Partner Minimum Gain” means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3). “Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4). “Partner Nonrecourse Deductions” has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704- 2(i)(2).

9 “Partner Registry” means the Partner Registry maintained by the General Partner in the books and records of the Partnership, which contains substantially the same information as would be necessary to complete the form of the Partner Registry attached hereto as Exhibit A. “Partnership” means the limited partnership heretofore formed and continued under the Act and pursuant to this Agreement, and any successor thereto. “Partnership Interest” means an ownership interest in the Partnership held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be (but is not required to be) expressed as a number of Partnership Units. “Partnership Minimum Gain” has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(d). “Partnership Record Date” means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some or all of its portion of such distribution. “Partnership Representative” has the meaning set forth in Section 10.3(a). “Partnership Unit” means a Common Unit, an LTIP Unit or any other fractional, undivided share of Partnership Interests authorized and issued pursuant to Sections 4.1, 4.2 and 4.3. The number and class of Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in the Partner Registry. “Partnership Year” means the fiscal year of the Partnership, which shall be the calendar year. “Percentage Interest” means, as to a Partner and its interest in any class or series of Partnership Interests, a fraction expressed as a percentage and determined by dividing the Partnership Units of such class or series owned by such Partner by the total number of Partnership Units then outstanding of such class or series and as specified in the Partner Registry. If not otherwise specified herein, “Percentage Interest” shall be deemed to refer to a Partner’s Percentage Interest with respect to the Common Units. Notwithstanding the foregoing, the General Partner shall determine the Percentage Interest attributable to an LTIP Unit (including, as and when applicable, its Percentage Interest of the class of the Common Units), which Percentage Interest may vary as to the same LTIP Unit depending on the purpose and class to which it is being applied, taking into account the entitlement to distributions and conversion under Exhibit G of such LTIP Unit. “Person” means an individual or a real estate investment trust, corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity. “Plan” means the NETSTREIT Corp. 2019 Omnibus Incentive Compensation Plan, as such plan may be amended from time to time, or any similar plan as may be adopted by the Company from time to time. “Proposed Section 83 Safe Harbor Regulation” has the meaning set forth in Section 10.4.

10 “Qualified DRIP” means a dividend reinvestment plan of the Company that permits participants to acquire REIT Shares using the proceeds of dividends paid by the Company; provided, however, that if the Company is not a “publicly offered REIT” (within the meaning of Section 562 of the Code) and such shares are offered at a discount, such discount must (i) be designed to pass along to the stockholders of the Company the savings enjoyed by the Company in connection with the avoidance of stock issuance costs, and (ii) not exceed 5% of the value of a REIT Share as computed under the terms of such dividend reinvestment plan. “Qualified REIT Subsidiary” means a qualified REIT subsidiary of the Company within the meaning of Code Section 856(i)(2). “Recapture Income” means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset. “Redeeming Partner” has the meaning set forth in Section 8.6(a). “Redemption Right” shall have the meaning set forth in Section 8.6(a). “Regulations” means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations). “REIT” means a real estate investment trust under Code Section 856. “REIT Share” means a share of common stock, $0.01 par value per share, of the Company. “REIT Share Offering” means a primary offering by the Company of its REIT Shares. “REIT Shares Amount” means a number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor; provided, that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “rights”), and the Company can issue such rights to the Redeeming Partner, then the REIT Shares Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive. “Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2(b)(1)(a) or 2(b)(2)(a) of Exhibit C to eliminate Book-Tax Disparities. “Revised Partnership Audit Provisions” means Code Sections 6221 through 6241, as originally enacted in P.L. 114-74, and as may be amended, and including any Regulations or other administrative guidance promulgated by the IRS thereunder or successor provisions and any comparable provision of non- U.S. or U.S. state or local law. “Section 83 Safe Harbor” has the meaning set forth in Section 10.4. “Securities Act” means the Securities Act of 1933, as amended.

11 “Specified Redemption Date” means the tenth (10th) Business Day after receipt by the Partnership of a Notice of Redemption; provided, that if the Company combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination. “Subsidiary” means, with respect to any Person, any real estate investment trust, corporation, partnership, limited liability company or other entity of which a majority of (i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person. “Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4. “Surviving Partnership” has the meaning set forth in Section 11.2(c)(ii). “Tenant” means any tenant from which the Company derives rent either directly or indirectly through partnerships or limited liability companies, including the Partnership. “Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership. “Termination Transaction” has the meaning set forth in Section 11.2(c). “Trading Days” means days on which the primary trading market for REIT Shares, if any, is open for trading. “Transaction” has the meaning set forth in Section 8.7(g). “Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B) as of such date; over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B) as of such date. “Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B) as of such date; over (ii) the fair market value of such property (as determined under Exhibit B) as of such date. “Valuation Date” means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter. “Value” means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive Trading Days immediately preceding the Valuation Date. The daily market price for each such Trading Day shall be: (i) if the REIT Shares are listed or admitted to trading on any National Securities Exchange or the NASDAQ National Market, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any National Securities Exchange or the NASDAQ National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any National Securities Exchange or the

12 NASDAQ National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. Section 1.2. Interpretation. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to “clauses,” “Sections” or “Articles” refer to clauses, Sections or Articles of this Agreement. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Whenever in this Agreement the General Partner is permitted or required to make a decision (i) in its “sole discretion” or “discretion,” or under a similar grant of authority or latitude, the General Partner shall be entitled to consider such interests and factors as it desires and may consider its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (ii) in its “good faith” or under another express standard, the General Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or by law or any other agreement contemplated herein. ARTICLE 2 ORGANIZATIONAL MATTERS Section 2.1. Continuation The Partners hereby continue the Partnership as a limited partnership under and pursuant to the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes. Section 2.2. Name The name of the Partnership heretofore formed and continued hereby shall be NETSTREIT, L.P. The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from

13 time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners. Section 2.3. Registered Office and Agent; Principal Office The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801. The principal office of the Partnership shall be c/o NETSTREIT Corp., 2021 McKinney Avenue, Suite 1150, Dallas, Texas 75201, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable. Section 2.4. Power of Attorney (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interest; and (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement. Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement. (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner’s or

14 Assignee’s Partnership Units and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner’s or Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership. Section 2.5. Term The term of the Partnership commenced on the date that the Certificate was filed with the Secretary of State of the State of Delaware and shall continue until December 31, 2119, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law. Section 2.6. Reserved Section 2.7. U.S. Tax Classification The Partners intend for the Partnership to be treated as a partnership for U.S. federal income tax purposes and no election to the contrary shall be made. Section 2.8. Not Publicly Traded for Tax Purposes The General Partner, on behalf of the Partnership, shall use its best efforts not to take any action which would result in the Partnership being a publicly traded partnership within the meaning of either Code Section 469(k)(2) or Section 7704(b). Subject to this Section 2.8, it is expressly acknowledged and agreed by the Partners that the General Partner may, in its sole and absolute discretion, waive or otherwise modify the application with respect to any Partner(s) or Assignee(s) of any provision herein restricting, prohibiting or otherwise relating to (i) the transfer of a Limited Partner Interest or the Partnership Units evidencing the same, (ii) the admission of any Limited Partners and (iii) the Redemption Rights of such Partners, and that such waivers or modifications may be made by the General Partner at any time or from time to time, including concurrently with the issuance of any Partnership Units pursuant to the terms of this Agreement. ARTICLE 3 PURPOSE Section 3.1. Purpose and Business The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership formed pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to qualify as a REIT, unless the Company ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership or voluntarily revokes its election to be a REIT; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing; and (iii) to do anything necessary, convenient or incidental to the foregoing. In connection with the foregoing, and without limiting the Company’s right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge that the Company’s current

15 status as a REIT inures to the benefit of all of the Partners and not solely to the General Partner, the Company or their Affiliates. Section 3.2. Powers The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, and shall have, without limitation, any and all of the powers that may be exercised on behalf of the Partnership by the General Partner pursuant to this Agreement; provided, however, that the Partnership may not, without the General Partner’s specific consent, which it may give or withhold in its sole and absolute discretion, take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the Company to qualify and to continue to qualify as a REIT; (ii) could subject the Company to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Company, its securities or the Partnership, unless such action (or inaction) under clause (i), clause (ii) or clause (iii) above shall have been specifically consented to by the Company in writing. Section 3.3. Representations and Warranties by the Parties (a) Each Partner that is an individual represents and warrants to each other Partner that (i) such Partner has the legal capacity to enter into this Agreement and perform such Partner’s obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any agreement by which such Partner or any of such Partner’s property is or are bound, or any statute, regulation, order or other law to which such Partner is subject, (iii) such Partner is a “United States person” within the meaning of Code Section 7701(a)(30), and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. (b) Each Partner that is not an individual represents and warrants to each other Partner that (i) its execution and delivery of this Agreement and all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including that of its general partner(s), committee(s), trustee(s), beneficiaries, director(s) and/or shareholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its certificate of limited partnership, partnership agreement, trust agreement, limited liability company operating agreement, declaration of trust, charter or bylaws, as the case may be, any agreement by which such Partner or any of such Partner’s properties or any of its partners, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or shareholders, as the case may be, is or are subject, (iii) such Partner is a “United States person” within the meaning of Code Section 7701(a)(30) and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. (c) Each Partner further represents, warrants, covenants and agrees as follows: (i) Except as provided in Exhibit F hereto, at any time such Partner actually or Constructively Owns a 5% or greater capital interest or profits interest in the Partnership, it does not and will not, without the prior written consent of the General Partner, actually own or Constructively Own (a) with respect to any Tenant that is a corporation, any stock of such Tenant, and (b) with respect to any Tenant that is not a corporation, any interest in either the assets or net profits of such Tenant.

16 (ii) Upon request of the General Partner, it will promptly disclose to the General Partner the amount of REIT Shares or other capital shares of the Company that it actually owns or Constructively Owns. Each Partner understands that if, for any reason, (a) the representations, warranties or agreements set forth above are violated, or (b) the Partnership’s actual or Constructive Ownership of REIT Shares or other capital shares of the Company violates the limitations set forth in the Articles of Incorporation, then (x) some or all of the Redemption Rights of the Partners may become non-exercisable, and (y) some or all of the REIT Shares owned by the Partners may be automatically transferred to a trust for the benefit of a charitable beneficiary, as provided in the Articles of Incorporation. (iii) Without the consent of the General Partner, which may be given or withheld in its sole discretion, no Partner shall take any action that would cause the Partnership at any time to have more than 100 partners (including as partners those Persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (such entity, a “flow through entity”), but only if substantially all of the value of such person’s interest in the flow through entity is attributable to the flow through entity’s interest (direct or indirect) in the Partnership). (d) The representations and warranties contained in this Section 3.3 shall survive the execution and delivery of this Agreement by each Partner and the dissolution and winding up of the Partnership. (e) Each Partner hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the Company have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied. ARTICLE 4 CAPITAL CONTRIBUTIONS Section 4.1. Capital Contributions of the Partners At the time of their respective execution of this Agreement, the Partners shall make or shall have made Capital Contributions as set forth in the Partner Registry. The Partners shall own Partnership Units of the class or series and in the amounts set forth in the Partner Registry and shall have a Percentage Interest in the Partnership as set forth in the Partner Registry, which Percentage Interest shall be adjusted in the Partner Registry from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner’s Percentage Interest. Except as required by law, no Partner shall be entitled to receive a copy of the information set forth in the Partner Registry relating to any Partner other than itself. Except as provided in Sections 4.2, 4.3 and 10.5, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership. Each Limited Partner that contributes any Contributed Property shall promptly provide the General Partner with any information regarding such Contributed Property that is requested by the General Partner, including for Partnership tax return reporting purposes.

17 Section 4.2. Issuances of Additional Partnership Interests (a) The General Partner is hereby authorized, without the need for any vote or approval of any Partner or any other Person who may hold Partnership Units or Partnership Interests, to cause the Partnership from time to time to issue to any existing Partner (including the General Partner and the Company) or to any other Person, and to admit such Person as a limited partner in the Partnership, Partnership Units (including Common Units and preferred Partnership Units) or other Partnership Interests, in each case in exchange for the contribution by such Person of property or other assets or in connection with the performance of services to or for the benefit of the Partnership, in one or more classes, or one or more series of any of such classes, or otherwise with such designations, preferences, redemption and conversion rights and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partner Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share, on a junior, senior or pari passu basis, in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, that no such additional Partnership Units or other Partnership Interests shall be issued to the Company unless (a)(1) the additional Partnership Interests are issued in connection with an issuance of REIT Shares or other securities by the Company, which securities have designations, preferences and other rights such that the economic interests attributable to such securities are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the Company in accordance with this Section 4.2(a), and (2) the Company shall (i) make a Capital Contribution to the Partnership in an amount equal to the net proceeds, if any, raised in connection with such issuance or (ii) contribute such REIT Shares or other securities to the Partnership, (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests, or (c) the additional Partnership Interests are issued in connection with a contribution of property to the Partnership by the Company. In addition, the Company may acquire Partnership Units from other Partners pursuant to this Agreement. (b) In accordance with, and subject to the terms of Section 4.3, the Company shall not issue any REIT Shares (other than REIT Shares issued pursuant to Section 8.6) or other securities, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares or other securities of the Company (or any Debt issued by the Company that provides any of the foregoing rights) (collectively, “New Securities”), unless (a) the REIT Shares or New Securities are issued to all holders of REIT Shares; (b) (i) the General Partner shall cause the Partnership to issue to the Company Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the rights as to distributions and upon liquidation are substantially similar to those of the REIT Shares or other securities or New Securities; and (ii) the Company contributes to the Partnership the net proceeds, if any, from the issuance of such REIT Shares, other securities or New Securities and, if applicable, from the exercise of rights contained in such New Securities; (c) the Company uses the proceeds of the issuance of such REIT Shares or other securities or New Securities to purchase outstanding Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having rights as to distributions and upon liquidation that are substantially similar to those of the REIT Shares or other securities or New Securities; or (d) the REIT Shares, other securities or New Securities are issued to the Partnership in exchange for Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having rights as to distributions and upon liquidation that are substantially similar to those of the REIT Shares or other securities or New Securities. Without limiting the foregoing, the Company is expressly authorized to issue REIT Shares, other securities or New Securities for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the Company corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance is in the interests of the

18 Company and the Partnership (for example, and not by way of limitation, the issuance of REIT Shares and corresponding Partnership Units in connection with an issuance of REIT Shares under the Plan or pursuant to an employee share purchase plan providing for employee purchases of REIT Shares at a discount from fair market value or employee share options that have an exercise price that is less than the fair market value of the REIT Shares, either at the time of issuance or at the time of exercise, or in order to comply with the REIT share ownership requirements set forth in Code Section 856(a)(5)); and (y) the Company contributes all net proceeds from such issuance and exercise to the Partnership. (c) The General Partner may from time to time issue LTIP Units to Persons who provide services to or for the benefit of the Partnership, for such consideration or no consideration as the General Partner may determine to be appropriate, and admit such Persons as Limited Partners. The terms of any such LTIP Units shall be as set forth in this Agreement, Exhibit G hereto, and any applicable LTIP Agreement. For the avoidance of doubt, LTIP Units may be created and issued in separate classes or series of LTIP Units. Except as otherwise provided in this Agreement, Exhibit G and any applicable LTIP Agreement, or as the General Partner determines necessary or advisable to give effect to their terms, prior to their conversion into Common Units, LTIP Units shall be treated as Common Units, with all of the rights, privileges and obligations attendant thereto. (d) For the avoidance of doubt, the General Partner, shall be entitled to amend this Agreement, including through a designation included as an Exhibit or other annex or schedule hereto, to set forth the terms of any class or series of Partnership Units or other Partnership Interests established pursuant to this Section 4.2, without the consent of any other Partner. Section 4.3. Contribution of Proceeds of Issuance of Securities by the Company In connection with any other REIT Share Offering and any other issuance of REIT Shares, other securities or New Securities pursuant to Section 4.2, the Company shall contribute to the Partnership any proceeds (or a portion thereof) raised in connection with such issuance in exchange for Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the REIT Shares or other securities or New Securities contributed to the Partnership; provided, that, in each case, if the proceeds actually received by the Company are less than the gross proceeds of such issuance as a result of any underwriter’s discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter’s discount and other expenses paid by the Company (which discount and expense shall be treated as an expense for the benefit of the Partnership in accordance with Section 7.4). In the case of employee purchases of New Securities at a discount from fair market value, the amount of such discount representing compensation to the employee, as determined by the General Partner, shall be treated as an expense of the issuance of such New Securities. Section 4.4. Additional Funds (a) The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds (“Additional Funds”) for the acquisition of additional assets, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.4 without the approval of any Limited Partners.

19 (b) The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution, the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.2 above) in consideration therefor, and the Percentage Interests of the Partners shall be adjusted to reflect the issuance of such additional Partnership Units. (c) The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if (i) a breach, violation or default of such indebtedness would be deemed to occur by virtue of the transfer of any Partnership Interest, or (ii) such Debt is recourse to any Partner (unless the Partner otherwise agrees). (d) The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt with the Company if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the General Partner, the net proceeds of which are loaned to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if such Debt is recourse to any Partner (unless the Partner otherwise agrees). Section 4.5. Preemptive Rights No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) the issuance or sale of any Partnership Units or other Partnership Interests. ARTICLE 5 DISTRIBUTIONS Section 5.1. Priority and Timing of Distributions of Available Cash (a) Subject to the terms of any class or series of Partnership Units that provide a preference or other alternative rights with respect to the payment of distributions, the General Partner shall cause the Partnership to distribute at least quarterly all or such portion as the General Partner may in its sole discretion determine of Available Cash generated by the Partnership during such quarter or shorter period to the Partners that are Partners on the Partnership Record Date with respect to such quarter or shorter period in accordance with their Percentage Interests; provided, that in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit if such Partner is entitled to receive a distribution out of such Available Cash with respect to a REIT Share for which such Partnership Unit has been exchanged, and any such distribution shall be made to the Company. (b) Unless otherwise determined by the General Partner, distributions payable with respect to any Partnership Units, other than any Partnership Units issued to the General Partner in connection with the issuance of REIT Shares by the Company, that were not outstanding during the entire quarterly or other period in respect of which any distribution is made shall be prorated based on the portion of the period that such Partnership Units were outstanding.

20 (c) No Partner may demand to receive property other than cash as provided in this Agreement. The General Partner may cause the Partnership to make a distribution in kind of Partnership assets or Partnership Interests to the Partners, and such assets or Partnership Interests shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with this Article 5. Section 5.2. Amounts Withheld All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement. Section 5.3. Distributions Upon Liquidation Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2. Section 5.4. Restrictions on Distributions Notwithstanding any provision to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not make a distribution to any Partner on account of its interest in the Partnership if such distribution would violate Section 17-607 of the Act or other applicable law. Section 5.5. Compliance with REIT Requirements The General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the Company’s qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the Company, for so long as the Company has determined to qualify as a REIT, to pay stockholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (the “REIT Requirements”) and (b) except to the extent otherwise determined by the Company, eliminate any federal income or excise tax liability of the Company. ARTICLE 6 ALLOCATIONS Section 6.1. Allocations For Capital Account Purposes For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Exhibit B) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below. (a) After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto and except as otherwise provided in this Agreement or pursuant to the terms of any class or series of Partnership Units that provide a preference or other alternative rights with respect to allocations of Net Income, Net Income shall be allocated to the Partners in accordance with their respective Percentage Interests.

21 (b) After giving effect to the special allocations set forth in Section 1 of Exhibit C attached hereto and except as otherwise provided in this Agreement or pursuant to the terms of any class or series of Partnership Units that provide a preference or other alternative rights with respect to allocations of Net Losses, Net Losses shall be allocated to the Partners in accordance with their respective Percentage Interests. In no event shall Net Losses be allocated to a Limited Partner to the extent such allocation would result in such partner having an Adjusted Capital Account Deficit (per Unit) at the end of any taxable year in excess of the Adjusted Capital Account Deficit (per Unit) of any other Limited Partner. All such Net Losses shall be allocated to the other Partners; provided, however, that appropriate adjustments shall be made to the allocation of future Net Income in order to offset such specially allocated Net Losses hereunder. ARTICLE 7 MANAGEMENT AND OPERATIONS OF BUSINESS Section 7.1. Management (a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause, except with the consent of the General Partner, which it may give or withhold at its sole and absolute discretion. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including: (i) the making of any expenditures, the lending or borrowing of money (including making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company desires to maintain its qualification as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions to its shareholders in amounts sufficient to permit the Company to maintain its REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership; (ii) the making of tax, regulatory and other filings or elections, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership; (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by Section 7.3); (iv) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including the financing of the conduct of

22 the operations of the Partnership, the Company or any of the Partnership’s or the Company’s Subsidiaries, the lending of funds to other Persons (including the Subsidiaries of the Partnership and/or the Company) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries; (v) the management, operation, leasing, landscaping, repair, alteration, demolition, disposition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership; (vi) the negotiation, execution, delivery and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary or convenient to the conduct of the Partnership’s operations or the implementation of the General Partner’s powers under this Agreement, including contracting with consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership’s assets; (vii) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement; (viii) holding, managing, investing and reinvesting cash and other assets of the Partnership; (ix) the collection and receipt of revenues and income of the Partnership; (x) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership (including employees who may be designated as officers with titles such as “president,” “vice president,” “secretary” and “treasurer” of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring; (xi) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate; (xii) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, real estate investment trusts, corporations, entities that are treated as REITs, “taxable REIT subsidiaries” or as foreign corporations for federal income tax purposes, joint ventures or other relationships that it deems desirable (including the acquisition of interests in, and the contributions of property or the making of loans to, its or the Company’s Subsidiaries and any other Person in which it has an equity investment from time to time or the incurrence of indebtedness on behalf of such Persons or the guarantee of obligations of such Persons and the making of any tax, regulatory or other filing or election with respect to any of the foregoing Persons); provided, that as long as the Company has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the Company to fail to qualify as a REIT; (xiii) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the

23 incurrence of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law; (xiv) the undertaking of any action in connection with the Partnership’s direct or indirect investment in any Subsidiary or any other Person (including the contribution or loan of funds by the Partnership to such Persons); (xv) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt; (xvi) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner’s contribution of property or assets to the Partnership; (xvii) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership; (xviii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person; (xix) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person; (xx) the making, execution, delivery and performance of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary, appropriate or convenient, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement; (xxi) the issuance of additional Partnership Units and other partnership interests, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4; and (xxii) the taking of any action necessary (or appropriate by the General Partner, in its discretion) to enable the Company to qualify as a REIT. (b) Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity. (c) At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances

24 in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time. (d) In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to (except as otherwise provided by this Agreement with respect to the qualification of the Company as a REIT), take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not be liable to a Limited Partner under any circumstances as a result of an income tax or other tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms of Section 7.3. Section 7.2. Certificate of Limited Partnership The General Partner has filed the Certificate with the Secretary of State of the State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate or convenient, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(iv), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto or restatement thereof to any Limited Partner. Section 7.3. Restrictions on General Partner Authority The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners, or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement. Section 7.4. Reimbursement of the General Partner and the Company (a) Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership. (b) The General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenditures that each incurs relating to the ownership and operation of, or for the benefit of, the Partnership. (c) As set forth in Section 4.3, the Company shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs and pays relating to any REIT Share Offering and any other issuance of REIT Shares, other securities or New Securities pursuant to Section 4.2, the proceeds from the issuance of which are contributed to the Partnership. (d) In the event that the Company shall elect to purchase from its shareholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any distribution reinvestment

25 program adopted by the Company, any employee share purchase plan adopted by the Company, or any similar obligation or arrangement undertaken by the Company in the future, the purchase price paid by the Company for such REIT Shares and any other expenses incurred by the Company in connection with such purchase shall be reimbursed to the Company by the Partnership, subject to the condition that: (i) if such REIT Shares subsequently are sold by the Company, the Company shall pay to the Partnership any proceeds received by the Company for such REIT Shares (which sales proceeds shall include the amount of distributions reinvested under any distribution reinvestment or similar program; provided, that a transfer of REIT Shares for Partnership Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the Company within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Partnership Units held by the Company equal to the product obtained by multiplying the Conversion Factor by the number of such REIT Shares (in which case such reimbursement shall be treated as a distribution in redemption of Partnership Units held by the Company). Section 7.5. Outside Activities of the General Partner The General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests. Section 7.6. Contracts with Affiliates (a) The Partnership may lend or contribute funds or other assets to its or the Company’s Subsidiaries or other Persons in which it or the Company has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. (b) Except as provided in Section 7.5, the Partnership may transfer assets to joint ventures, other partnerships, limited liability companies, real estate investment trusts, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable. (c) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable. (d) The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, share option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Company, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the Company, the General Partner or any Subsidiaries of the Partnership. (e) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, and without the approval of the Limited Partners, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership, the Company and the

26 General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable. Section 7.7. Indemnification (a) To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the Company (“Actions”) as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except: (i) if the act or omission of the Indemnitee was material to the matter giving rise to the Action and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) for any loss resulting from any transaction for which such Indemnitee actually received an improper personal benefit in money, property or services or otherwise in violation or breach of any provision of this Agreement; or (iii) in the case of any criminal proceeding, if the Indemnitee had reason to believe the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.7. (b) Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding, upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in Section 7.7(a). (c) The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnities are indemnified. (d) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

27 (e) For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership. (f) In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement. (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement. (h) The provisions of this Section 7.7 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership’s liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted. Section 7.8. Liability of the General Partner (a) Notwithstanding anything to the contrary set forth in this Agreement, none of the General Partner, its Affiliates, or any of their respective officers, trustees, directors, shareholders, partners, members, employees, representatives or agents or any officer, employee, representative or agent of the Partnership and its Affiliates (individually, a “Covered Person” and collectively, the “Covered Persons”) shall be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the Covered Person’s conduct did not constitute intentional harm or gross negligence. (b) To the fullest extent permitted by law: (i) the General Partner is acting for the benefit of not only the Partnership and the Limited Partners, but also the Company’s stockholders collectively; (ii) in the event of a conflict between the interests of the Partnership or any Limited Partner, on the one hand, and the separate interests of the Company or its stockholders, on the other hand, the General Partner is under no obligation not to give priority to the separate interests of the Company or the stockholders of the Company and may give priority to the separate interests of the Company and its stockholders in a manner that is adverse to the Partnership and its Limited Partners, and any action or failure to act on the part of the Company or its directors that gives priority to the separate interests of the Company or its stockholders does not violate the duty of loyalty otherwise owed by the General Partner to the Partnership and/or the Limited Partners or any other Person bound by this Agreement; and (iii) the General Partner shall not be liable to the Partnership or to any Limited Partner or any other Person bound by this Agreement for monetary damages for losses sustained, liabilities incurred

28 or benefits not derived by the Partnership or any Limited Partner in connection with such decisions, except for liability for the General Partner’s intentional harm or gross negligence. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law and notwithstanding any other provision of this Agreement or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever a conflict arises between the interests of stockholders of the Company, on one hand, and any other Limited Partner, on the other hand, the General Partner will endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of the Company or any other Limited Partner; provided, however, that for so long as the Company owns a controlling economic interest in the Partnership, any conflict that cannot be resolved in a manner not adverse to either the stockholders of the Company or any other Limited Partner shall be resolved in favor of the stockholders of the Company, and any action taken by the General Partner in connection with any such conflict of interests shall not constitute a breach of this Agreement or any duty in law, at equity or otherwise. (c) Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees and agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such employee or agent appointed by the General Partner in good faith. (d) Any amendment, modification or repeal of this Section 7.8 shall be prospective only and shall not in any way affect the limitations on the Covered Person’s liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted. (e) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, any Covered Person acting under this Agreement or otherwise shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person. Section 7.9. Other Matters Concerning the General Partner (a) The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties. (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which the General Partner reasonably believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion. (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and

29 authority to do and perform each and every act and duty which is permitted or required to be done by the General Partner hereunder. (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT; (ii) for the Company otherwise to satisfy the REIT Requirements; or (iii) to avoid the Company incurring any taxes under Code Sections 337(d), 857, 1374 or 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Section 7.10. Title to Partnership Assets Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine in its sole and absolute discretion, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held. Section 7.11. Reliance by Third Parties Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

30 ARTICLE 8 RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS Section 8.1. Limitation of Liability The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5, or under the Act. Section 8.2. Management of Business No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, trustee, director, member, employee or agent of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, trustee, director, member, employee or agent of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement. Section 8.3. Outside Activities of Limited Partners Subject to any agreements entered into pursuant to Section 7.6(e) and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the Company) and any officer, trustee, director, member, employee, agent, trustee, Affiliate or shareholder of any Limited Partner (other than the Company) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the Company) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person. Section 8.4. Return of Capital Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit C, Exhibit G or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to Net Income, Net Losses, items thereof or distributions. Section 8.5. Rights of Limited Partners Relating to the Partnership (a) In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5(c), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon written demand with a statement of

31 the purpose of such demand and at such Limited Partner’s own expense (including such copying and administrative charges as the General Partner may establish from time to time): (i) to obtain a copy of the most recent annual and quarterly reports prepared by the Company and distributed to its shareholders, including, annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act, if applicable; (ii) to obtain a copy of the Partnership’s federal, state and local income tax returns for each Partnership Year; (iii) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and (iv) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner. (b) The Partnership shall notify each Limited Partner, upon written request, of the then current Conversion Factor. (c) Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential. Section 8.6. Redemption Right (a) Subject to Sections 8.6(b) and 8.6(c), each Limited Partner (other than the Company) shall have the right (the “Redemption Right”) to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Common Units held by such Limited Partner at a redemption price per Common Unit equal to and in the form of the Cash Amount to be paid by the Partnership; provided, that such Common Units have been outstanding for at least one year or for such other period, if any, as expressly provided for in any agreement entered into between the Partnership and any Limited Partner. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the Company) by the Limited Partner who is exercising the redemption right (the “Redeeming Partner”); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the Company elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.6(b). A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units at any one time or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner. Any Partnership Units redeemed by the Partnership pursuant to this Section 8.6(a) shall be cancelled upon such redemption.

32 (b) Notwithstanding the provisions of Section 8.6(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the Company, and the Company may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the Company (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the Company shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the Company shall elect to exercise its right to purchase Partnership Units under this Section 8.6(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (5) Business Days after the receipt by it of such Notice of Redemption. Unless the Company (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.6(b), the Company shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner’s exercise of the Redemption Right. In the event the Company shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner’s exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership and the Company shall treat the transaction between the Company and the Redeeming Partner, for federal income tax purposes, as a sale of the Redeeming Partner’s Partnership Units to the Company. Each Redeeming Partner agrees to execute such documents as the Company may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right. In case of any reclassification of the REIT Shares (including any reclassification upon a consolidation or merger in which the Company is the continuing corporation) into securities other than REIT Shares, for purposes of this Section 8.6(b), the Company (or its Successor) may thereafter exercise its right to purchase Partnership Units for the kind and amount of shares of such securities receivable upon such reclassification by a holder of the number of REIT Shares for which such Units could be purchased pursuant to this Section immediately prior to such reclassification. (c) Notwithstanding the provisions of Section 8.6(a) and Section 8.6(b), a Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.6(a) to the extent that the delivery of REIT Shares to such Partner on the Specified Redemption Date by the Company pursuant to Section 8.6(b) (regardless of whether or not the Company would in fact exercise its rights under Section 8.6(b)) would (i) be prohibited, as determined in the sole discretion of the Company, under the Articles of Incorporation or (ii) cause the acquisition of REIT Shares by such Partner to be “integrated” with any other distribution of REIT Shares for purposes of complying with the Securities Act. ARTICLE 9 BOOKS, RECORDS, ACCOUNTING AND REPORTS Section 9.1. Records and Accounting The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept in electronic format or on any other information storage device. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with GAAP, or such other basis as the General Partner determines to be necessary or appropriate.

33 Section 9.2. Fiscal Year The fiscal year of the Partnership shall be the calendar year. Section 9.3. Reports (a) As soon as practicable, but in no event later than one hundred five (105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with GAAP, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner; provided, that if such financial statements of the Company are available on the Securities and Exchange Commission’s website, then this obligation shall be satisfied. (b) As soon as practicable, but in no event later than one hundred five (105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the Company, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate; provided, that if such financial statements of the Company are available on the Securities and Exchange Commission’s website, then this obligation shall be satisfied. (c) The Partnership shall also cause to be prepared such reports and/or information as are necessary for the Company to determine its qualification as a REIT and its compliance with the requirements for REITs pursuant to the Code and Regulations. ARTICLE 10 CERTAIN TAX MATTERS Section 10.1. Preparation of Tax Returns The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes. The Limited Partners shall promptly provide the General Partner with such information relating to the Contributed Properties as is readily available to the Limited Partners, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time. Section 10.2. Tax Elections (a) Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under Code Section 754. Notwithstanding the above, in making any such tax election the General Partner may, but shall be under no obligation to, take into account the tax consequences to the Limited Partners resulting from any such election.

34 (b) The General Partner shall make such tax elections on behalf of the Partnership as the Limited Partners holding a majority of the Percentage Interests of the Limited Partners request; provided, that the General Partner believes that such election is not adverse to the interests of the Company, including its interest in preserving its qualification as a REIT. The General Partner shall elect to use the traditional method (as specifically provided in Regulations Section 1.704-3(b)) to take into account any variation between the adjusted basis of any property contributed to the Partnership by any Partner after the date hereof and such property’s initial Carrying Value. The General Partner shall have the right to seek to revoke any tax election it makes (including an election under Code Section 754) upon the General Partner’s determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners. Section 10.3. Partnership Representative (a) The General Partner shall be the “partnership representative,” within the meaning of Code Section 6223 (the “Partnership Representative”) of the Partnership for federal income tax purposes. The taking of any action and the incurring of any expense by the Partnership Representative in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the Partnership Representative, and the provisions relating to indemnification of the General Partner set forth in Section 7.7 shall be fully applicable to the Partnership Representative in its capacity as such. Each Partner hereby agrees to cooperate with, and to take all reasonable actions requested by the Partnership Representative and the Partnership, to avoid or reduce any tax imposed under Code Section 6225, including (i) taking such actions as may be required to effect the General Partner’s designation as the Partnership Representative, and on behalf of the Partnership, the General Partner’s (or its designee’s) appointment of any “designated individual,” (ii) providing any information or taking such other actions as may be reasonably requested by the Partnership Representative in order to determine whether any “imputed underpayment (within the meaning of Code Section 6225) may be modified pursuant to Code Section 6225(c), (iii) providing any information or taking such other actions as may be reasonably requested by the Partnership Representative in connection with any election made by the Partnership Representative pursuant to Code Section 6226, and (iv) upon the request of the Partnership Representative, filing any amended U.S. federal income tax return or comply with the alternative procedure described in Code Section 6225(c)(2)(B), and paying any tax due in connection with such tax return in accordance with Code Section 6225(c)(2) or any corresponding provision of applicable state or local law. The provisions of this Section 10.3 and a Partner’s obligation to comply with this Section 10.3 shall survive any liquidation and dissolution of the Partnership and the transfer, assignment or liquidation of such Partner’s Partnership Interest (including for the avoidance of doubt through exercise of the Redemption Right). (b) The Partnership Representative shall receive no compensation for its services. All third party costs and expenses incurred by the Partnership Representative in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting and/or law firm to assist the Partnership Representative in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. Section 10.4. Section 83 Safe Harbor Election Each Partner authorizes the General Partner to elect to apply the safe harbor (the “Section 83 Safe Harbor”) set forth in proposed Regulations Section 1.83-3(l) and proposed IRS Revenue Procedure published in Notice 2005-43 (together, the “Proposed Section 83 Safe Harbor Regulation”) (under which the fair market value of a Partnership Interest that is transferred in connection with the performance of services is treated as being equal to the liquidation value of the interest), or in similar Regulations or guidance, if such Proposed Section 83 Safe Harbor Regulation or similar Regulations are promulgated as final or temporary Regulations. If the General Partner determines that the Partnership should make such

35 election, the General Partner is hereby authorized to amend this Agreement without the Consent of any other Partner to provide that (i) the Partnership is authorized and directed to elect the Section 83 Safe Harbor, (ii) the Partnership and each of its Partners (including any Person to whom a Partnership Interest, including an LTIP Unit, is issued in connection with the performance of services) will comply with all requirements of the Section 83 Safe Harbor with respect to all Partnership Interests Transferred in connection with the performance of services while such election remains in effect and (iii) the Partnership and each of its Partners will take all actions necessary, including providing the Partnership with any required information, to permit the Partnership to comply with the requirements set forth or referred to in the applicable Regulations for such election to be effective until such time (if any) as the General Partner determines, in its sole discretion, that the Partnership should terminate such election. The General Partner is further authorized to amend this Agreement to modify Article 6 to the extent the General Partner determines in its discretion that such modification is necessary or desirable as a result of the issuance of any applicable law, Regulations, notice or ruling relating to the tax treatment of the transfer of a Partnership Interests in connection with the performance of services. Notwithstanding anything to the contrary in this Agreement, each Partner expressly confirms that it will be legally bound by any such amendment. Section 10.5. Withholding (a) Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including any taxes required to be withheld or paid by the Partnership pursuant to Code Sections 1441, 1442, 1445, 1446, 1471 or 1474 and any payments required to be made by the Partnership in connection with the Revised Partnership Audit Provisions. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner, or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clause (i) or (ii) shall be treated as having been distributed to such Limited Partner. (b) In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

36 (c) Upon a Limited Partner’s complete withdrawal from the Partnership, such Limited Partner shall be required to restore funds to the Partnership to the extent that the cumulative amount of taxes withheld from or paid on behalf of, or with respect to, such Limited Partner exceeds the sum of such amounts (i) repaid to the Partnership by such Limited Partner, (ii) withheld from distributions to such Limited Partner and (iii) paid by the General Partner on behalf of such Limited Partner. ARTICLE 11 TRANSFERS AND WITHDRAWALS Section 11.1. Transfer (a) The term “transfer,” when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term “transfer” when used in this Article 11 does not include (i) any redemption of Partnership Interests by the Partnership from a Limited Partner, (ii) any acquisition of Partnership Units from a Limited Partner by the Company pursuant to Section 8.6, or (iii) any distribution of Partnership Units by a Limited Partner to its beneficial owners. (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void. (c) Notwithstanding the other provisions of this Article 11, the Partnership Interests of the General Partner or the Company may be transferred, in whole or in part, at any time or from time to time, to any Person that is, at the time of such transfer, a Qualified REIT Subsidiary. Any transferee of the entire General Partner Interest pursuant to this Section 11.1(c) shall automatically become, without further action or Consent of any Limited Partners, the sole general partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a general partner. Upon any transfer permitted by this Section 11.1(c), the transferor Partner shall be relieved of all its obligations under this Agreement. Additionally, the Partnership Interests of the General Partner may be transferred, in whole or in part, at any time or from time to time, to an Affiliate of the Company or to a wholly-owned subsidiary of the General Partner or the owner of all of the General Partner’s ownership interests. The provisions of Sections 11.2(b), 11.3, 11.4(a) and 11.5 shall not apply to any transfer permitted by this Section 11.1(c). Section 11.2. Transfer of General Partner Interest and Limited Partner Interest (a) The General Partner may not transfer any of its General Partner Interest or withdraw as General Partner, or transfer any of its Limited Partner Interest, except as provided in Sections 11.1(c), 11.2(b) and 11.2(c). (b) Except as set forth in Section 11.1(c) or 11.2(c), the General Partner shall not withdraw from the Partnership and shall not transfer all or any portion of its Limited Partner Interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) unless Limited Partners holding a majority of the Percentage Interests of the Limited Partners Consent to such transfer or withdrawal. Upon any transfer of the General Partner’s Partnership Interest pursuant to the Consent of the Limited Partners and otherwise in accordance with the provisions of this Section 11.2(b), the transferee shall become a successor General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties

37 of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer by the General Partner otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest, and such transfer shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners. In the event that the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon an Event of Bankruptcy of the General Partner, as described in Section 13.2, the remaining Partners may agree in writing to continue the business of the Partnership by selecting a successor General Partner in accordance with the Act. (c) Subject to the rights of any Holder of any Partnership Interest set forth in the Partner Registry, the General Partner may, without the Consent of the Limited Partners, transfer all of its Partnership Interest in connection with (a) a merger, consolidation or other combination of its assets with another entity not in the ordinary course of the Partnership’s business, (b) a sale of all or substantially all of the assets of the Partnership or (c) a reclassification, recapitalization or change of any outstanding shares of the General Partner’s stock or other outstanding equity interests (each, a “Termination Transaction”) if: (i) in connection with such Termination Transaction, all of the Limited Partners (other than the Company) will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of such Termination Transaction; provided, that if, in connection with such Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding REIT Shares, each holder of Partnership Units (other than the Company) shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities or other property which such holder of Partnership Units would have received had it exercised its right to Redemption pursuant to Section 8.6 hereof and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction shall have been consummated; (ii) all of the following conditions are met: (w) substantially all of the assets directly or indirectly owned by the surviving entity are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the “Surviving Partnership”); (x) the Limited Partners (other than the Company) that held Partnership Units immediately prior to the consummation of such Termination Transaction own a percentage interest of the Surviving Partnership based on the relative fair market values of the net assets of the Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; (y) the rights, preferences and privileges in the Surviving Partnership of such Limited Partners are at least as favorable as those in effect with respect to the Partnership Units immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (z) the rights of such Limited Partners include at least one of the following: (a) the right to redeem their interests in the Surviving Partnership for the consideration available to such persons pursuant to Section 11.2(c)(i) or (b) the right to redeem their interests in the Surviving Partnership for cash on terms substantially equivalent to those in effect with respect to their Partnership Units immediately prior to the consummation of such transaction, or, if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the determination of relative fair market value of such securities and the REIT Shares; or

38 (iii) the Company is the surviving entity in the Termination Transaction, the REIT Shares remain outstanding and holders of REIT shares do not receive cash, securities or other property in the transaction. Section 11.3. Limited Partners’ Rights to Transfer (a) Except as provided in Section 11.3(b), no Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the written consent of the General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that if a Limited Partner is subject to Incapacity, such Incapacitated Limited Partner may transfer all or any portion of its Partnership Interest. (b) Notwithstanding any other provision of this Article 11, a Limited Partner may Transfer all or any portion of its Partnership Interest to any of its Affiliates and such transferee shall be admitted as a Substituted Limited Partner, all without obtaining the consent of the General Partner. (c) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership. (d) Without limiting the generality of Section 11.3(a), the General Partner may prohibit any transfer by a Limited Partner of its Partnership Interest if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units. (e) No transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or a publicly traded partnership within the meaning of either Code Section 469(k)(2) or 7704(b); (ii) such transfer is effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704; (iii) such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA or to Code Section 4975, a “party-in-interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Code Section 4975(c)); (iv) such transfer would, in the opinion of legal counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101; or (v) such transfer would subject the Partnership to be regulated under the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or the fiduciary responsibility provisions of ERISA. (f) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion. (g) The General Partner shall keep a register for the Partnership on which the transfer, pledge or release of Partnership Units shall be shown and pursuant to which entries shall be made to effect all transfers, pledges or releases as required by the applicable section of Article 8 of the Uniform Commercial Code, as amended, in effect in the State of Delaware. The General Partner shall (i) place proper entries in

39 such register clearly showing each transfer and each pledge and grant of security interest and the transfer and assignment pursuant thereto, such entries to be endorsed by the General Partner, and (ii) maintain the register and make the register available for inspection by all of the Partners and their pledgees at all times during the term of this Agreement. Nothing herein shall be deemed a consent to any pledge or transfer otherwise prohibited under this Agreement. Section 11.4. Substituted Limited Partners (a) No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his or its place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner’s failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner. A Person shall be admitted to the Partnership as a Substituted Limited Partner only upon the aforementioned consent of the General Partner and the furnishing to the General Partner of (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.4 and (ii) such other documents of the General Partner in order to effect such Person’s admission as a Substituted Limited Partner. The admission of any Person as a Substituted Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission. (b) A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. (c) Upon the admission of a Substituted Limited Partner, the General Partner shall update the Partner Registry to reflect the name, address, number of Partnership Units and Percentage Interest (as applicable) of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner. Section 11.5. Assignees If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items, gain, loss, deduction and credit of the Partnership attributable to the Partnership Interest assigned to such transferee, but shall not be deemed to be a holder of a Partnership Interest for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Interest in any matter presented to the Limited Partners for a vote (such Partnership Interest being deemed to have been voted on such matter in the same proportion as all other Partnership Interest held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Interest, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of his or its Partnership Interest.

40 Section 11.6. General Provisions (a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner’s Partnership Interest in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units, or the acquisition thereof by the Company, under Section 8.6. (b) Any Limited Partner who shall transfer all of its Partnership Interest in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Interest as Substituted Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units, or the acquisition thereof by the Company, under Section 8.6 shall cease to be a Limited Partner. (c) Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees. (d) If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership’s fiscal year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section 8.6 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the interim closing of the books method. All distributions of Available Cash attributable to such Partnership Interest with respect to which the Partnership Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partnership Interest shall be made to the transferee Partner. ARTICLE 12 ADMISSION OF PARTNERS Section 12.1. Admission of Successor General Partner A successor to all of the General Partner Interest pursuant to Section 11.1(c) or 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6(d). Section 12.2. Admission of Additional Limited Partners (a) A Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.4 and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner.

41 (b) Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission. (c) If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the interim closing of the books method. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than such Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner. Section 12.3. Amendment of Agreement and Certificate of Limited Partnership For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including updating the Partner Registry) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4. ARTICLE 13 DISSOLUTION, LIQUIDATION AND TERMINATION Section 13.1. Dissolution The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership without dissolution. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following (“Liquidating Events”): (a) the expiration of its term as provided in Section 2.5; (b) an event of withdrawal of the General Partner, as defined in the Act, other than an event of bankruptcy as defined in the Act, unless, (i) at the time of the occurrence of such event there is at least one remaining general partner of the Partnership who is hereby authorized to and does carry on the business of the Partnership, or (ii) within ninety (90) days after such event of withdrawal not less than a majority of the Percentage Interests of the remaining Partners (or such greater Percentage Interest as may be required by the Act and determined in accordance with the Act), determined, in case the withdrawing General Partner continues as a Limited Partner, by both excluding and including Limited Partner Interests continuing to be held by the withdrawing General Partner, agrees in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

42 (c) from and after the date of this Agreement through December 31, 2070, an election to dissolve the Partnership made by the General Partner with the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners; (d) on or after January 1, 2071, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion; (e) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; (f) the sale of all or substantially all of the assets and properties of the Partnership; or (g) a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect (hereinafter referred to as an “Event of Bankruptcy,” and such term as used herein is intended and shall be deemed to supersede and replace the events of withdrawal described in Section 17-402(a)(4) and (5) of the Act), unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner. Section 13.2. Winding Up (a) Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority of the Percentage Interests of the Limited Partners (the General Partner or such other Person being referred to herein as the “Liquidator”), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership’s liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include REIT Shares of the Company) shall be applied and distributed in the following order: (i) First, in satisfaction of all of the Partnership’s debts and liabilities to creditors other than the Partners (whether by payment or the making of reasonable provision for payment thereof); (ii) Second, to the payment and discharge of all of the Partnership’s debts and liabilities to the General Partner; (iii) Third, to the payment and discharge of all of the Partnership’s debts and liabilities to the other Partners; and (iv) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods. The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

43 (b) Notwithstanding the provisions of Section 13.2(a) which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a), undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt. (c) In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be: (i) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or (ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, however, that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2(a) as soon as practicable. Section 13.3. Compliance with Timing Requirements of Regulations In the event the Partnership is “liquidated” within the meaning of Regulations Section 1.704- 1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704- l(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his or its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. Section 13.4. Deemed Contribution and Distribution Notwithstanding any other provision of this Article 13, in the event the Partnership is “liquidated” within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership’s property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged, and the Partnership’s affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B hereto, the Partnership shall be deemed to have contributed all Partnership property and liabilities to a new limited partnership in exchange for an

44 interest in such new limited partnership and, immediately thereafter, the Partnership will be deemed to liquidate by distributing interests in the new limited partnership to the Partners. Section 13.5. Rights of Limited Partners Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations. Section 13.6. Notice of Dissolution In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners. Section 13.7. Termination of Partnership and Cancellation of Certificate of Limited Partnership Upon the completion of the winding up of the Partnership and liquidation of its assets, as provided in Section 13.2, the Partnership shall be terminated by filing a certificate of cancellation with the Secretary of State of the State of Delaware, canceling all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware and taking such other actions as may be necessary to terminate the Partnership. Section 13.8. Reasonable Time for Winding Up A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2, in order to minimize any losses otherwise attendant upon such winding up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation. Section 13.9. Waiver of Partition Each Partner hereby waives any right to partition of the Partnership property. ARTICLE 14 AMENDMENT OF THIS AGREEMENT; MEETINGS Section 14.1. Amendment of This Agreement (a) A proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner. (b) Notwithstanding Section 14.1(a), this Agreement shall not be amended without the Consent of each Partner materially adversely affected if such amendment would (i) convert a Limited Partner’s interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner materially adverse to such Limited Partner; (iii) alter rights of such Partner to receive distributions pursuant to Article 5 or Article 13, or the allocations specified in Article 6 (except as

45 permitted pursuant to Section 4.2) in a manner materially adverse to such Partner; (iv) alter or modify the Redemption Right and REIT Shares Amount as set forth in Section 8.6, and the related definitions, in a manner materially adverse to such Partner; (v) cause the termination of the Partnership prior to the time set forth in Section 2.5 or 13.1; or (vi) amend this Section 14.1(b); provided, however, that the Consent of each Partner materially adversely affected shall not be required for any amendment or action that affects all Partners holding the same class or series of Partnership Units on a uniform or pro rata basis. Any amendment consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such Consent by any other Partner. (c) Notwithstanding anything in this Article 14 or elsewhere in this Agreement to the contrary, any amendment and restatement of the Partner Registry by the General Partner to reflect events or changes otherwise authorized or permitted by this Agreement shall not be deemed an amendment of this Agreement and may be done at any time and from time to time, as determined by the General Partner without the consent of the Limited Partners and without any notice requirement. Section 14.2. Meetings of the Partners (a) Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the Company) holding twenty-five percent (25%) or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners shall control. (b) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. (c) Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his or its attorney- in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Limited Partner executing such proxy. (d) Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of the Company and may be held at the same time, and as part of, meetings of the shareholders of the Company.

46 ARTICLE 15 GENERAL PROVISIONS Section 15.1. Addresses and Notice Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to such Partner or Assignee at the address set forth in the Partner Registry or such other address of which such Partner shall notify the General Partner in writing. Section 15.2. Further Action The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement. Section 15.3. Binding Effect This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. Section 15.4. Creditors Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership. Section 15.5. Waiver No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition. Section 15.6. Counterparts This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing his or its signature hereto. Section 15.7. Applicable Law This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflict of laws. Section 15.8. Invalidity of Provisions If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

47 Section 15.9. Entire Agreement This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes the Original Partnership Agreement, the First Amended Partnership Agreement and any other prior written or oral understandings or agreements among them with respect thereto. * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above. GENERAL PARTNER: NETSTREIT GP, LLC By: /s/Mark Manheimer Name: Mark Manheimer Title: President, Secretary and Treasurer LIMITED PARTNERS: NETSTREIT Corp. By: /s/ Mark Manheimer Name: Mark Manheimer Title: President, Chief Executive Officer and Secretary By: ________________________________________ Name: Title:

Exhibit A-1 EXHIBIT A Form of Partner Registry Name and Address of Partner: Cash Contributio n Agreed Value Contribute d Property Total Contributio n Partnersh ip Units Percentag e Interest General Partner: NETSTREIT GP, LLC 2021 McKinney Avenue, Suite 1150 Dallas, Texas 75206 Limited Partner: NETSTREIT Corp. 2021 McKinney Avenue, Suite 1150 Dallas, Texas 75206 $ $ [Remainder of Exhibit A on file at the Partnership’s principal executive office.]

Exhibit B-1 EXHIBIT B CAPITAL ACCOUNT MAINTENANCE 1. Capital Accounts of the Partners (a) The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to the Agreement; and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 1(b) and allocated to such Partner pursuant to Section 6.1(a) of the Agreement and Exhibit C, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to the Agreement, and (y) all items of Partnership deduction and loss computed in accordance with Section 1(b) and allocated to such Partner pursuant to Section 6.1(b) of the Agreement and Exhibit C. (b) For purposes of computing the amount of any item of income, gain, deduction or loss (“Net Income” or “Net Loss”) to be reflected in the Partners’ Capital Accounts, unless otherwise specified in the Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Code Section 703(a) (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments: (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Code Section 754 which may be made by the Partnership; provided, that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Code Section 734 as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners’ Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704- 1(b)(2)(iv)(m)(4). (2) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Code Sections 705(a)(1)(B) or 705(a)(2)(B) are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date. (4) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year. (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1(d), the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

Exhibit B-2 (6) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such taxable income or loss. (7) Notwithstanding any other provision of this Section 1(b), any items that are specially allocated pursuant to Exhibit C or Section 6.1(c) of the Agreement shall not be taken into account for purposes of computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Exhibit C or Section 6.1(c) of the Agreement shall be determined by applying rules analogous to those set forth in Sections 1(b)(1) through 1(b)(6) above. (c) Generally, a transferee (including an Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor. (d) (1) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 1(d)(2), the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1(d)(2), as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement. (2) Such adjustments shall be made as of the following times: (a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; (c) in connection with the grant of an interest in the Partnership (other than a de minimis interest), as consideration for the provision of services to or for the benefit of the Partnership by an existing Partner acting in a partner capacity or by a new partner acting in a partner capacity or in anticipation of being a partner; and (d) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a), (b) and (c) above shall be made only if and when the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership. (3) In accordance with Regulations Section 1.704-1(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed. (4) The Carrying Value of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and Section 1(b)(1) or Section 1(f) of Exhibit C; provided, however, that Carrying Values shall not be adjusted pursuant to this Section 1(d)(4) to the extent that an adjustment pursuant to Section 1(d)(2) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 1(d)(4). (5) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article 13 of the Agreement, shall be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt. The General Partner,

Exhibit B-3 or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties). If the Carrying Value of an asset has been determined or adjusted pursuant to Section 1(d)(2) or Section 1(d)(4), such Carrying Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset, for purposes of computing Net Income and Net Loss. (e) The provisions of the Agreement (including this Exhibit B and other Exhibits to the Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-l(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify (i) the manner in which the Capital Accounts, or any debits or credits thereto (including debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed; or (ii) the manner in which items are allocated among the Partners for federal income tax purposes, in order to comply with such Regulations or to comply with Code Section 704(c), the General Partner may make such modification without regard to Article 14 of the Agreement; provided, that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q); and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause the Agreement not to comply with Regulations Section 1.704-1(b). In addition, the General Partner may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts; (ii) the determination and allocation of adjustments under Code Sections 704(c), 734 and 743; (iii) the determination of Net Income, Net Loss, taxable income, taxable loss and items thereof under the Agreement and pursuant to the Code; (iv) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis; (v) the allocation of asset value and tax basis; and (vi) conventions for the determination of cost recovery, depreciation and amortization deductions, as it determines in its sole discretion are necessary or appropriate to execute the provisions of the Agreement, to comply with federal and state tax laws, and are in the best interest of the Partners. 2. No Interest No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners’ Capital Accounts. 3. No Withdrawal No Partner shall be entitled to withdraw any part of his or its Capital Contribution or his or its Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 7 and 13 of the Agreement.

Exhibit C-1 EXHIBIT C SPECIAL ALLOCATION RULES 1. Special Allocation Rules Notwithstanding any other provision of the Agreement or this Exhibit C, the following special allocations shall be made in the following order: (a) Minimum Gain Chargeback. Notwithstanding the provisions of Section 6.1 of the Agreement or any other provisions of this Exhibit C, except as otherwise provided in Regulations Section 1.704-2(f), if there is a net decrease in Partnership Minimum Gain during any Partnership taxable year, then, subject to the exceptions set forth in Regulations Sections 1.704-2(f)(2)-(5), each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704- 2(j)(2). This Section 1(a) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. (b) Partner Minimum Gain Chargeback. Notwithstanding any other provision of Section 6.1 of the Agreement or any other provisions of this Exhibit C (except Section 1(a)), except as otherwise provided in Regulations Section 1.704-2(i)(4), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner’s share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 1(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. (c) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704- 1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 1(a) and 1(b) such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership taxable year) shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible; provided, that an allocation pursuant to this Section 1(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 6.1 of the Agreement or any other provisions of this Exhibit C have been tentatively made as if this Section 1(c) were not in this Agreement.. This Section 1(c) is intended to constitute a qualified income offset under Regulations Section 1.704- 1(b)(2)(ii)(d) and shall be interpreted consistently therewith. (d) Nonrecourse Deductions. Nonrecourse Deductions for any Partnership taxable year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in

Exhibit C-2 a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Code Section 704(b), the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership taxable year which would satisfy such requirements. (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership taxable year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i). (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Sections 734(b) or 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations. (g) Curative Allocations. The allocations set forth in Section 1(a) through 1(f) of this Exhibit C (the “Regulatory Allocations”) are intended to comply with certain requirements of the Regulations under Code Section 704(b). The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accordingly, the General Partner is hereby authorized to divide other allocations of income, gain, deduction and loss among the Partners so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions will be divided among the Partners. In general, the Partners anticipate that, if necessary, this will be accomplished by specially allocating other items of income, gain, loss and deduction among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each person is zero. However, the General Partner will have discretion to accomplish this result in any reasonable manner; provided, however, that no allocation pursuant to this Section 1(g) shall cause the Partnership to fail to comply with the requirements of Regulations Sections 1.704-1(b)(2)(ii)(d), -2(e) or -2(i). 2. Allocations for Tax Purposes (a) Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C. (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows: (1) (i) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners, consistent with the principles of Code Section 704(c) and the Regulations thereunder, and with the procedures and methods described in Section 10.2 of the Agreement, to take into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution; and (ii) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C. (2) (i) In the case of an Adjusted Property, such items shall

Exhibit C-3 1. first, be allocated among the Partners in a manner consistent with the principles of Code Section 704(c) and the Regulations thereunder to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Exhibit B; and 2. second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2(b)(1) of this Exhibit C; and (ii) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C. (c) To the extent that the Regulations promulgated pursuant to Code Section 704(c) permit the Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners. 3. No Withdrawal No Partner shall be entitled to withdraw any part of its Capital Contribution or its Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 of the Agreement.

Exhibit D-1 EXHIBIT D NOTICE OF REDEMPTION The undersigned Limited Partner hereby irrevocably requests NETSTREIT, L.P., a Delaware limited partnership (the “Partnership”), to redeem ______________ Common Units in the Partnership in accordance with the terms of the Agreement of Limited Partnership of the Partnership and the Redemption Right referred to therein; and the undersigned Limited Partner irrevocably (i) surrenders such Common Units and all right, title and interest therein; and (ii) directs that the Cash Amount or REIT Shares Amount (as determined by the Company) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Common Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to request such redemption and surrender such Common Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such redemption and surrender of such Common Units. The undersigned Limited Partner further agrees that, in the event that any state or local property tax is payable as a result of the transfer of its Common Units to the Partnership or the Company, the undersigned Limited Partner shall assume and pay such transfer tax. Dated: ___________________________ Name of Limited Partner: Please Print (Signature of Limited Partner) (Street Address) (City) (State) (Zip Code) Signature Guaranteed by: If REIT Shares are to be issued, issue to: Name: ____________________________ Please insert social security or identifying number:

Exhibit E-1 EXHIBIT E CONSTRUCTIVE OWNERSHIP DEFINITION The term “Constructively Owns” means ownership determined through the application of the constructive ownership rules of Code Section 318, as modified by Code Section 856(d)(5). Generally, as of the date first set forth above, these rules provide the following: a. an individual is considered as owning the Ownership Interest that is owned, actually or constructively, by or for his spouse, his children, his grandchildren, and his parents; b. an Ownership Interest that is owned, actually or constructively, by or for a partnership, limited liability company or estate is considered as owned proportionately by its partners or beneficiaries; c. an Ownership Interest that is owned, actually or constructively, by or for a trust is considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries (provided, however, that in the case of a “grantor trust” the Ownership Interest will be considered as owned by the grantors); d. if ten (10) percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such person shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such corporation in that proportion which the value of the stock which such person so owns bears to the value of all the stock in such corporation; e. an Ownership Interest that is owned, actually or constructively, by or for a partner or member which actually or constructively owns a 25% or greater capital interest or profits interest in a partnership or limited liability company, or by or to or for a beneficiary of an estate or trust shall be considered as owned by the partnership, limited liability company, estate, or trust (or, in the case of a grantor trust, the grantors); f. if ten (10) percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such corporation shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such person; g. if any person has an option to acquire an Ownership Interest (including an option to acquire an option or any one of a series of such options), such Ownership Interest shall be considered as owned by such person; h. an Ownership Interest that is constructively owned by a person by reason of the application of the rules described in paragraphs (a) through (g) above shall, for purposes of applying paragraphs (a) through (g), be considered as actually owned by such person; provided, however, that (i) an Ownership Interest constructively owned by an individual by reason of paragraph (a) shall not be considered as owned by him for purposes of again applying paragraph (a) in order to make another person the constructive owner of such Ownership Interest, (ii) an Ownership Interest constructively owned by a partnership, estate, trust, or corporation by reason of the application of paragraphs (e) or (f) shall not be considered as owned by it for purposes of applying paragraphs (b), (c), or (d) in order to make another person the constructive owner of such Ownership Interest, (iii) if an Ownership Interest may be considered as owned by an individual under paragraph (a) or (g), it shall be considered as owned by him under paragraph (g), and (iv) for purposes of the above described rules, an S corporation shall be treated as a partnership and any shareholder of the S corporation shall be treated as a partner of such partnership except that this rule shall not apply for purposes of determining whether stock in the S corporation is constructively owned by any person.

Exhibit E-2 i. For purposes of the above summary of the constructive ownership rules, the term “Ownership Interest” means the ownership of stock with respect to a corporation and, with respect to any other type of entity, the ownership of an interest in either its assets or net profits.

Exhibit F-1 EXHIBIT F SCHEDULE OF PARTNERS’ OWNERSHIP WITH RESPECT TO TENANTS None.

Exhibit G-1 EXHIBIT G PARTNERSHIP UNIT DESIGNATION OF THE LTIP UNITS OF SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NETSTREIT, L.P. 1. Defined Terms. The following defined terms used in this Exhibit G shall have the meaning specified below. Capitalized terms used, but not otherwise defined herein, shall have the respective meanings ascribed thereto in the Second Amended and Restated Agreement of Limited Partnership of NETSTREIT, L.P., as amended (the “Agreement”). References to the “Agreement”, “herein” and similar such references shall be deemed to include the Agreement as supplemented by this Exhibit G and any other Exhibit or other schedule or supplement to the Agreement, as the context requires. “Adjustment Event” has the meaning set forth in Section 6. “AO LTIP Unit” has the meaning provided in Section 2. “AO LTIP Unit Conversion Notice” has the meaning provided in Section 12(c) hereof. “AO LTIP Unit Conversion Right” has the meaning provided in Section 12(a) hereof. “AO LTIP Unit Value” means, for any AO LTIP Unit as of any date, the excess of the REIT Share Value on such date over the Issue Price for such AO LTIP Unit. “Auto Conversion” has the meaning set forth in Section 11(a) hereof. “Auto Conversion Notice” has the meaning set forth in Section 11(d) hereof. “Basic LTIP Units” has the meaning set forth in Section 2 hereof. “Basic AO LTIP Units” has the meaning set forth in Section 2 hereof. “Capital Account Limitation” has the meaning set forth in Section 11(a) hereof. “Capital Transaction” means a liquidation of the Partnership, a sale of all or substantially all the assets of the Partnership, or a similar transaction. “Constituent Person” has the meaning set forth in Section 11(g) hereof. “Conversion Date” means, as applicable, (i) with respect to Basic LTIP Units or Performance LTIP Units, the date of an Auto Conversion or the date set forth in a Forced Conversion Notice, and (ii) with respect to AO LTIP Units, the date set forth in an AO LTIP Unit Conversion Notice or a Forced AO LTIP Unit Conversion Notice or the date of an Expiration Conversion. “Economic Capital Account Balance” means, with respect to a holder of LTIP Units, its Capital Account balance, plus the amount of its share of any Partner Minimum Gain or Partnership Minimum Gain, in either case to the extent attributable to its ownership of LTIP Units.

Exhibit G-2 “Expiration Conversion” has the meaning set forth in Section 12(g) hereof. “Expiration Conversion Notice” has the meaning set forth in Section 12(g) hereof. “Expiration Date” means, for any Performance LTIP Unit, the date specified in the LTIP Agreement or other documentation pursuant to which such Performance LTIP Unit is granted. “Forced AO LTIP Unit Conversion” has the meaning set forth in Section 12(e) hereof. “Forced AO LTIP Unit Conversion Notice” has the meaning set forth in Section 12(e) hereof. “Forced Conversion” has the meaning set forth in Section 11(c) hereof. “Forced Conversion Notice” has the meaning set forth in Section 11(c) hereof. “Foregone Distributions” mean, with respect to a Performance LTIP Unit, the amount of distributions that have not been distributed on such Performance LTIP as a result of the application of Section 7(b). “Full Distribution Participation Date” means, (i) for any Performance LTIP Unit, the date specified in the LTIP Agreement pursuant to which such Performance LTIP Unit (or AO LTIP Units that converted into such Performance LTIP Unit) was granted, and (ii) for any AO LTIP Unit, the date upon which such AO LTIP Unit is converted into Basic LTIP Units pursuant to Section 12 hereof or such other date as may be specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted. “Initial Sharing Percentage” means, (i) for any Performance LTIP Unit, ten percent (10%) or such other percentage specified in the LTIP Agreement pursuant to which such Performance LTIP Unit is granted, and (ii) for any AO LTIP Unit, two percent (2%) or such other percentage specified in the LTIP Agreement pursuant to which such AO LTIP Unit is granted. “Issue Price” means, for any AO LTIP Unit, the amount specified in the LTIP Agreement or other documentation pursuant to which such AO LTIP Unit is granted. “Liquidating Gains” means any net gain realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net gain realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Gains (and determine and separately allocate Liquidating Gains with respect to a specific asset or assets) to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes. “Liquidating Losses” means any net loss realized in connection with the actual or hypothetical sale of all or substantially all of the assets of the Partnership (including upon liquidation of the Partnership), including but not limited to net loss realized in connection with a revaluation of the Partnership’s property pursuant to Section 6.1 of the Agreement. The General Partner shall be entitled, in its discretion, to modify the determination of Liquidating Losses (and determine and separately allocate Liquidating Losses with respect to a specific asset or assets) to give effect to the economic intent of the Agreement and to preserve the treatment of any LTIP Units as “profits interests” for U.S. income tax purposes. “LTIP Agreement” has the meaning set forth in Section 5(a) hereof.

Exhibit G-3 “LTIP Unit Distribution Payment Date” has the meaning set forth in Section 7(c) hereof. “LTIP Unit Redemption Threshold” means a threshold that will be met with respect to one or more LTIP Units if, when and to the extent, such LTIP Units have satisfied the Capital Account Limitation. For the avoidance of doubt, AO LTIP Units cannot meet the LTIP Unit Redemption Threshold prior to their conversion into Basic LTIP Units. “LTIP Units” means the Partnership Units designated as such having the rights, powers, privileges, restrictions, qualifications and limitations set forth herein, in the Plan or any other applicable incentive plan and in an applicable LTIP Agreement. LTIP Units may be issued in one or more classes, or one or more series of any such classes bearing such relationship to one another as to allocations, distributions, and other rights as the General Partner shall determine in its sole and absolute discretion subject to Delaware law and the Agreement. For the avoidance of doubt, the AO LTIP Units are LTIP Units. “LTIP Unitholder” means a Limited Partner that holds LTIP Units, including any Substituted Limited Partner or Additional Limited Partner with respect to such LTIP Units, in such Person’s capacity as an LTIP Unitholder in the Partnership. “Performance AO LTIP Units” has the meaning set forth in Section 2 hereof. “Performance LTIP Units” has the meaning set forth in Section 2 hereof. “Post-Conversion Period AO LTIP Unit” means an AO LTIP Unit that was not converted on or prior to its Expiration Date pursuant to Section 12 hereof. “REIT Share Value” means, as of the date of valuation, the Value of a REIT Share. “Target Economic Capital Account Balance” means, as of any date and with respect to any LTIP Unit, the Capital Account balance attributable to a Common Unit and computed on a hypothetical basis after taking into account all allocations through the date on which any allocation is being made, but prior to the realization of any Liquidating Gains. The General Partner shall be entitled, in its discretion, to adjust the Target Economic Capital Account Balance to give effect to the economic intent of the Agreement. “Transaction” has the meaning set forth in Section 11(g) hereof. “Unvested LTIP Units” has the meaning set forth in Section 5(a) hereof. “Vested LTIP Units” has the meaning set forth in Section 5(a) hereof. 2. Designation. Pursuant to the Agreement, a general class of Partnership Units in the Partnership designated as the “LTIP Units” is hereby established. The number of LTIP Units that may be issued is not limited by the Agreement. Four specific classes of LTIP Units in the Partnership are hereby designated as the Basic LTIP Units, the Basic AO LTIP Units, the Performance LTIP Units, and the Performance AO LTIP Units (each Basic AO LTIP Unit and Performance AO LTIP Unit, also an “AO LTIP Unit”). The numbers of Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units shall be determined from time to time by the General Partner in accordance with the terms of any applicable Equity Plan. 3. Issuances of LTIP Units. From time to time, the General Partner is hereby authorized to issue LTIP Units, including Basic LTIP Units, Basic AO LTIP Units, Performance LTIP Units, and Performance AO LTIP Units, to Persons providing services to or for the benefit of the Partnership for such consideration or

Exhibit G-4 for no consideration as the General Partner may determine to be appropriate and on such terms and conditions as shall be established by the General Partner, and admit such Persons as Limited Partners. Except to the extent that a Capital Contribution is made with respect to an LTIP Unit, each LTIP Unit is intended to qualify as a “profits interest” in the Partnership within the meaning of the Code, the Regulations, and any published guidance by the Internal Revenue Service with respect thereto. Except as may be provided from time to time by the General Partner with respect to one or more classes or series of LTIP Units, and except as provided in an applicable LTIP Agreement, LTIP Units shall have the terms set forth in this Exhibit G. Pursuant to the terms of the Agreement or an applicable LTIP Agreement, an LTIP Unit may be convertible, exchangeable or otherwise transmutable, in substance, into another type of LTIP Unit or other type of Unit. 4. Admission to Partnership. A Person (other than an existing Partner) who is issued LTIP Units in accordance with the terms hereof shall be admitted to the Partnership as an additional Limited Partner only upon the satisfactory completion of the requirements an assignee is required to complete pursuant to the Agreement. 5. Vesting. (a) Vesting, Generally. LTIP Units may, in the sole discretion of the General Partner, be issued subject to vesting, forfeiture and additional restrictions on Transfer pursuant to the terms of an award, vesting or other similar agreement, the Plan, any other applicable incentive plan or any other applicable compensatory arrangement or incentive program pursuant to which such LTIP Units are issued (an “LTIP Agreement”). The terms of any LTIP Agreement may be modified by the General Partner from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant LTIP Agreement. LTIP Units that were fully vested when issued or that have vested and are no longer subject to forfeiture under the terms of an LTIP Agreement are referred to as “Vested LTIP Units”; all other LTIP Units shall be treated as “Unvested LTIP Units”. (b) Forfeiture. Unless otherwise specified in an applicable LTIP Agreement, upon the occurrence of any event specified in such LTIP Agreement that results in either the right of the Partnership or the General Partner to repurchase LTIP Units at a specified purchase price or any other forfeiture of any LTIP Units, if the Partnership, the General Partner or any affiliate or designee thereof exercises such right to repurchase or upon the occurrence of the event causing forfeiture in accordance with the applicable LTIP Agreement, the relevant LTIP Units shall immediately, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the applicable LTIP Agreement, no consideration or other payment shall be due with respect to any LTIP Units that have been forfeited, other than any distributions declared with respect to a Partnership Record Date and with respect to such LTIP Units prior to the effective date of the forfeiture. 6. Correspondence with Common Units; Adjustments. (a) The Partnership shall maintain at all times a one-to-one correspondence between LTIP Units (excluding AO LTIP Units before their conversion) and Common Units for conversion, distributions, allocations and other purposes, including without limitation complying with the following procedures; provided, that the foregoing is not intended to alter the express differences between distributions and allocations with respect to LTIP Units and Common Units set forth herein. (b) If an Adjustment Event (as defined below) occurs, then the General Partner shall take any action reasonably necessary, including any amendment to the Agreement or update to the books and records of the Partnership, adjusting the number of outstanding LTIP Units or subdividing or combining outstanding LTIP Units, to maintain a one-for-one conversion and economic equivalence ratio between Common Units

Exhibit G-5 and LTIP Units (excluding AO LTIP Units before their conversion and taking into account express differences in distributions and allocations hereunder). The following shall be “Adjustment Events”: (i) the Partnership makes a distribution on all outstanding Common Units in Partnership Units; (ii) the Partnership subdivides the outstanding Common Units into a greater number of Partnership Units or combines the outstanding Common Units into a smaller number of Partnership Units; or (iii) the Partnership issues any Partnership Units in exchange for its outstanding Common Units by way of a reclassification or recapitalization of its Common Units. If more than one Adjustment Event occurs, any adjustment to the LTIP Units need be made only once using a single formula that takes into account each and every Adjustment Event as if all Adjustment Events occurred simultaneously. For the avoidance of doubt, the following shall not be Adjustment Events: (x) the issuance of Partnership Units in a financing, reorganization, acquisition or other similar business transaction; (y) the issuance of Partnership Units pursuant to any applicable Equity Plan, any other employee benefit or compensation plan or a distribution reinvestment plan; or (z) the issuance of any Partnership Units to the General Partner in respect of a Capital Contribution to the Partnership. (c) If the Partnership takes an action affecting the Common Units other than actions specifically described above as Adjustment Events and in the opinion of the General Partner such action would require an action to maintain the one-to-one correspondence described above, the General Partner shall have the right to take such action, to the extent permitted by law or any applicable LTIP Agreement, in such manner and at such time as the General Partner, in its sole discretion, may determine reasonably appropriate under the circumstances. (d) Notwithstanding the foregoing, if any Adjustment Event or any other action described in the preceding clause occurs, the General Partner may independently adjust the number of AO LTIP Units outstanding or held by a particular holder of AO LTIP Units, the Issue Price of any AO LTIP Unit, or the number of Basic LTIP Units or Performance LTIP Units (as applicable) into which any AO LTIP Unit may be converted, or may undertake any combination of the foregoing, in such manner as the General Partner determines in good faith to be equitable. (e) Any adjustment to the number of outstanding LTIP Units pursuant to this Section 6 shall be binding on the Partnership and every Limited Partner. 7. Distributions. (a) Distributions Generally. Except as otherwise provided herein, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, each holder of LTIP Units shall be entitled to receive, if, when and as authorized by the General Partner out of funds or other property legally available for the payment of distributions, regular, special, extraordinary or other distributions, which may be made from time to time, in an amount per LTIP Unit equal to the amount of any such distributions that would have been payable to such holder if its LTIP Units had been Common Units of the same number. Notwithstanding the foregoing, the General Partner shall be entitled to adjust distributions payable with respect to an LTIP Unit that was not outstanding during the entire quarterly or other applicable period in respect of which a distribution is made, including by assuming, in the alternative, such LTIP Unit was held for the entire period to which such distribution relates or by pro rating such distribution with respect to such LTIP Unit, in any event in a manner intended to preserve the economic intent of the parties and the treatment of such LTIP Unit as a “profits interest” for U.S. income tax purposes. (b) Distributions with respect to Performance and AO LTIP Units. Notwithstanding Section 7(a) and Section 5.1 of the Agreement, prior to the occurrence of the applicable Full Distribution Participation Date, a holder of a Performance LTIP Unit or AO LTIP Unit shall be entitled to receive an

Exhibit G-6 amount equal to the product of the Initial Sharing Percentage for such LTIP Unit and the amount otherwise distributable with respect to such LTIP Unit pursuant to Section 7(a). (c) Foregone Distributions with respect to Performance LTIP Units. Notwithstanding Sections 7(a) and (b) or Section 5.1 of the Agreement, the General Partner shall be entitled, in its discretion, to enter into such arrangements as the General Partner determines appropriate with respect to the amount of Foregone Distributions that otherwise would have been distributed on a Performance LTIP Unit that becomes a Vested Performance LTIP. Such arrangements may include, without limitation, causing the issuance by the Partnership of additional LTIP Units to the holder of such Vested Performance LTIP Unit, the payment of additional distributions by the Partnership to the holder of such Vested Performance LTIP Unit, or a combination of the foregoing. In the event the General Partner determines to cause the Partnership to pay additional distributions pursuant to the foregoing, upon any Unvested Performance LTIP Unit becoming a Vested Performance LTIP Unit, the Partnership shall pay to the holder of such Vested Performance LTIP Unit one or more special distributions out of Available Cash with respect to such Vested Performance LTIP Unit up to the amount of Foregone Distributions on such Vested Performance LTIP Unit; provided, however, the General Partner may (i) reduce the amount of distributions payable to a holder pursuant to the preceding clause by up to the amount of distributions made on any Unvested Performance LTP Units that have been forfeited by such holder pursuant to the terms of an applicable LTIP Agreement, and (ii) determine a given Performance LTIP Unit shall be entitled to an amount less than the full amount of Foregone Distributions on such Performance LTIP Unit (the amount so payable, “Make-Whole Distributions”). Any such distribution or distributions otherwise shall be subject to the Agreement, Section 7(e), the terms of an applicable LTIP Agreement and any applicable legal or contractual restrictions (including with respect to restrictions on the payment of distributions under loan covenants or the terms of Units ranking senior to the Performance LTIP Units). Subject to the provisions herein, the General Partner may pay such distribution or distributions in preference to distributions otherwise payable to the Partners hereunder. The provisions of this Section 7(c) shall continue to apply to any Common Units into which Vested Performance LTIP Units have converted if such Vested Performance LTIP Units have not received the full amount of Make-Whole Distributions to which they became entitled prior to such conversion. (d) Limitations on Distributions. Notwithstanding any provision herein to the contrary, in the General Partner’s sole and absolute discretion, distributions on an LTIP Unit may be adjusted (including deferred or permanently reduced) as necessary to (i) ensure the amount apportioned to each such LTIP Unit does not exceed the amount attributable to Partnership net income or gain allocated with respect to such LTIP Unit and realized after the date such LTIP Unit was issued by the Partnership and (ii) otherwise preserve the treatment of such LTIP Unit as a “profits interest” for U.S. federal income tax purposes. The intent of this Section 7(d) is to ensure that any such LTIP Units qualify as “profits interests” for U.S. federal income tax purposes, and this Agreement shall be interpreted and applied consistently therewith. The General Partner at its sole and absolute discretion may amend this Section 7(d) to ensure that any such LTIP Units qualify as “profits interests” under any existing and any future U.S. federal income tax laws and IRS guidance. (e) Distributions Generally. Distributions on the LTIP Units, if authorized, shall be payable on such dates and in such manner as may be authorized by the General Partner (any such date, an “LTIP Unit Distribution Payment Date”). Absent a contrary determination by the General Partner, the LTIP Unit Distribution Payment Date shall be the same as the corresponding date relating to the corresponding distribution on the Common Units, and the record date for determining which holders of LTIP Units are entitled to receive distributions shall be the Partnership Record Date. A holder of LTIP Units will be entitled to distributions with respect to an LTIP Unit only as set forth in this Exhibit G and, in making distributions pursuant to Section 5.1 of the Agreement, the General Partner of the Partnership shall take into account the provisions of this Section 7.

Exhibit G-7 (f) Discretionary Tax Distributions. Notwithstanding the other provisions of this Section 7, the General Partner shall be entitled, but not obligated, to make additional distributions on the LTIP Units of a holder up to the excess of (i) an estimate, as determined in the sole discretion of the General Partner, of the net U.S. federal and applicable state and local income tax liability incurred by such holder on the amounts of net taxable income or gain allocated with respect to their LTIP Units (including LTIP Units that have been forfeited) as a result of the allocations pursuant to Section 8 hereof, over (ii) the amount of distributions paid or payable with respect to their LTIP Units (including LTIP Units that have been forfeited) under the other provisions of this Section 7. Any such distributions shall reduce any subsequent distributions to which such holder otherwise would be entitled. 8. Allocations. (a) General. Section 6.1 and Exhibit C of the Agreement shall not apply, and the subsequent subsections of this Section 8 shall apply in lieu thereof, to holders of LTIP Units with respect to such LTIP Units prior to their conversion into Common Units. In addition, the General Partner may apply, in whole or in part, the provisions of this Section 8 to Common Units into which Vested LTIP Units have converted, (A) to take into account a conversion that occurs after the beginning but before the end of a period during which allocations are being made, (B) to take into account distributions pursuant to Section 7 (including, in particular, distributions that occur during such period or distributions that occur after such period pursuant to Section 7(c)), and (C) to apply Sections 8(d) and (e). Net Income, Net Loss and any other items of income, gain, loss, deduction and credit of the Partnership allocable under Section 6.1 and Exhibit C of the Agreement shall be recomputed after taking into account the allocations made pursuant to this Section 8 (other than Section 8(b)). (b) Regular Allocations. Except as otherwise provided herein, any applicable LTIP Agreement or by the General Partner with respect to any particular class or series of LTIP Units, each holder of an LTIP Unit shall be allocated Net Income and Net Loss (or constituent items thereof, as applicable) pursuant to Section 6.1 and Exhibit C of the Agreement as though such LTIP Unit was a Common Unit; provided, however, prior to the occurrence of the applicable Full Distribution Participation Date, a Performance LTIP Unit or AO LTIP Unit shall be treated as a fraction of a Common Unit equal to its Initial Sharing Percentage of such Common Unit. (c) Allocations of Liquidating Gains and Losses. (i) After giving effect to the special allocations set forth in Exhibit C of the Agreement and Section 8(e) hereof, Liquidating Gains first shall be allocated to the holders of LTIP Units until the Economic Capital Account Balances of such holders, to the extent attributable to their ownership of LTIP Units, are equal to (A) the Target Economic Capital Account Balance (with respect to LTIP Units other than AO LTIP Units prior to their conversion) or AO LTIP Unit Value (with respect to AO LTIP Units prior to their conversion), multiplied by (B) the corresponding number of their LTIP Units. In addition, if any Capital Account balance attributable to an AO LTIP Unit exceeds its applicable AO LTIP Unit Value, then Liquidating Losses (or, to the extent determined appropriate by the General Partner, items of expense or loss) shall be allocated to each holder of such an AO LTIP Unit until each such holder’s Capital Account, to the extent attributable to such holder’s AO LTIP Units, is equal (on a per-Unit basis) to the applicable AO LTIP Unit Value. (ii) Notwithstanding the foregoing, (A) the special allocations of Liquidating Gains and Liquidating Losses pursuant to the preceding provisions of this Section 8(c) shall cease to apply to any LTIP Unit (other than an AO LTIP Unit prior to its conversion) once such LTIP Unit has met the LTIP Unit Redemption Threshold and any Post-Conversion Period AO LTIP Unit once it becomes a Post-Conversion Period AO LTIP Unit, and (B) the General Partner may adjust future allocations with respect to any holder

Exhibit G-8 of a Post-Conversion Period AO LTIP Unit in any manner it determines in its sole discretion necessary or convenient to cause the Capital Account balance of such holder to (I) equal the balance that would have obtained had no allocations of Liquidating Gains or Liquidating Losses been made with respect to such Post-Conversion Period AO LTIP Unit pursuant to the preceding provisions of this Section 8(c), and (II) otherwise equitably reflect the intended economic entitlements of such holder. (iii) For purposes of the foregoing allocations of this Section 8(c), unless and to the extent otherwise determined by the General Partner, (A) calculations shall be made separately with respect to the applicable LTIP Units, including LTIP Units that are AO LTIP Units with different AO LTIP Unit Values, and (B) as and to the extent relevant, allocations shall be made with respect to LTIP Units in the order in which such LTIP Units were granted and, with respect to LTIP Units granted at the same time, in proportion to the amounts to which such LTIP Units are entitled under this Section 8(c), such that, for example, in the event there are insufficient Liquidating Gains to allocate to holders of LTIP Units (that are Basic or Performance LTIP Units) to cause the Economic Capital Account Balances attributable to such LTIP Units to equal their Target Economic Capital Account Balances, such Liquidating Gains shall be allocated first to the first-granted LTIP Units until their Economic Capital Account Balances equal their Target Economic Capital Account Balances. (d) Additional Special Allocations. (i) Notwithstanding and prior to any allocations pursuant to Section 8(b) and Section 8(c), Net Income (and, as and to the extent determined by the General Partner, constituent items thereof) for any period in which a holder of Partnership Units receives a Make-Whole Distribution pursuant to Section 7(c) shall be allocated to such holder in an amount equal to such Make-Whole Distribution. (ii) For any period in which distributions are actually made to holders of LTIP Units, the General Partner, in its sole and absolute discretion, may allocate appropriate items of income or gain accrued and realized following the issuance of the relevant LTIP Units to the holders of such LTIP Units to avoid causing the Capital Accounts relating to such LTIP Units to become negative as a result of such distribution (after taking into account all other allocations tentatively made pursuant to this Agreement) and otherwise to preserve the treatment of such LTIP Units as “profits interests.” To the extent such a holder receives a distribution with respect to any such LTIP Units in excess of the portion of its Capital Account attributable to such LTIP Units, such excess may be treated by the Partnership, in the sole and absolute discretion of the General Partner, as a “guaranteed payment” within the meaning of Code Section 707(c). (iii) Notwithstanding any provision herein to the contrary, allocations of Liquidating Gains, Net Income and Net Loss and other items of income, gain, loss, deduction and credit with respect to LTIP Units may be restricted or otherwise adjusted by the General Partner to ensure such allocations consist only of income and gain arising after the issuance of such LTIP Units and otherwise to the extent the General Partner determines, in its sole and absolute discretion, necessary or appropriate to preserve the treatment of such LTIP Units as “profits interests” for U.S. federal income tax purposes and to comply with any applicable IRS guidance (including “safe harbor” guidance). Pursuant to and without limiting the foregoing, the General Partner shall be entitled, but not obligated and in its sole discretion, to limit allocations of Liquidating Gains to an LTIP Unit (other than an AO LTIP Unit) pursuant to Section 8(c)(i) to the extent, since the date of issuance of such LTIP Unit, such Liquidating Gain when aggregated with other Liquidating Gains realized since the date of issuance of such LTIP Unit exceeds Liquidating Losses realized since the date of issuance of such LTIP Unit. (e) Capital Account Adjustments and Allocations upon Forfeiture. Except as otherwise provided in the Agreement or any applicable LTIP Agreement, in connection with any repurchase or forfeiture of LTIP Units pursuant to Section 5(b) hereof, the balance of the portion of the Capital Account

Exhibit G-9 of the holder of such LTIP Units that is attributable to all of their LTIP Units shall be reduced, to the greatest extent possible, by the amount, if any, by which it exceeds the target balance contemplated by Section 8(c) hereof, calculated with respect to such holder’s remaining LTIP Units, if any. Such reduction shall be accomplished in such manner as the General Partner determines, in its sole and absolute discretion, including a reduction with or without a reallocation of such amount among other Partners, special allocations of items of income, gain, loss or deduction (including pursuant to finalized Treasury Regulations), a “book down” in the value of Partnership assets in the amount of such reduction, or a combination of the foregoing. 9. Transfers. (a) Subject to the terms of any LTIP Agreement, a holder of LTIP Units shall be entitled to transfer their LTIP Units to the same extent, and subject to the same restrictions, as holders of Common Units are entitled to Transfer their Common Units pursuant to Article 11 of the Agreement; provided, however, a holder of an LTIP Unit may not Transfer such LTIP Unit (and any Partnership Unit into which such LTIP Unit converts) prior to the second anniversary of the grant of such LTIP Unit without the prior consent of the General Partner. (b) Neither a conversion of an LTIP Unit into Common Units, a conversion of an AO LTIP Unit pursuant to Section 12 hereof, nor a conversion or other transmutation of an LTIP Unit into another type, in substance, of Partnership Unit, pursuant to the terms of this Agreement or an applicable LTIP Agreement, is a “Transfer” for purposes of Section 9(a) and the Agreement. 10. Legend. Any certificate evidencing an LTIP Unit shall bear an appropriate legend indicating that additional terms, conditions and restrictions on transfer, including without limitation any LTIP Agreement, apply to the LTIP Unit. 11. Conversion of Basic LTIP Units and Performance LTIP Units into Common Units. (a) Except as otherwise provided in an applicable LTIP Agreement, immediately after each such time that either (i) LTIP Units become Vested LTIP Units or (ii) the assets of the Partnership are revalued pursuant to the Agreement, all Vested LTIP Units not previously converted into Common Units automatically shall be converted (an “Auto Conversion”) into an equal number of Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, the number of Vested LTIP Units of a holder that converts pursuant to an Auto Conversion shall not exceed (i) the Economic Capital Account Balance of such Limited Partner, to the extent attributable to their ownership of Vested LTIP Units, divided by (ii) the Target Economic Capital Account Balance applicable to such Vested LTIP Units, in each case as determined as of a date on which satisfaction of the LTIP Unit Redemption Threshold is being determined (in either case, the “Capital Account Limitation”). Notwithstanding the foregoing, after one or more LTIP Units have satisfied the LTIP Unit Redemption Threshold, such Units shall forever have satisfied such threshold and the Capital Account Limitation shall thereafter apply only to any LTIP Units that have not previously satisfied such threshold with the result that, for the avoidance of doubt but subject to the following sentence, Unvested LTIP Units that previously have satisfied the LTIP Unit Redemption Threshold automatically shall convert into Common Units upon vesting. Notwithstanding the foregoing, only Vested LTIP Units that are free and clear of all liens shall be converted pursuant to an Auto Conversion. (b) Following an Auto Conversion, the Partnership shall deliver a notice (an “Auto Conversion Notice”) in the form attached hereto as Annex I to the applicable holder of LTIP Units as soon as reasonably possible following the Conversion Date (provided that the failure to deliver an Auto Conversion Notice will not affect the Auto Conversion or subject the General Partner or the Partnership to any liability).

Exhibit G-10 (c) The Partnership, at any time at the election of the General Partner, may cause any number of Vested LTIP Units to be converted (a “Forced Conversion”) into an equal number of Common Units, giving effect to all adjustments (if any) made pursuant to Section 6 hereof; provided, however, unless otherwise determined by the General Partner, that the Partnership may not cause a Forced Conversion of any LTIP Units that would not at the time be eligible for conversion pursuant to Section 11(a) hereof. In order to exercise its right of Forced Conversion, the Partnership shall deliver a notice (a “Forced Conversion Notice”) in the form attached hereto as Annex II to the applicable holder of LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced Conversion Notice. A Forced Conversion Notice shall be provided in the manner provided in Section 15.1 of the Agreement. (d) A conversion of Vested LTIP Units shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of LTIP Units, other than the surrender of any certificate or certificates evidencing such Vested LTIP Units, as of which time such holder of LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Common Units into which such LTIP Units were converted. After the conversion of LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Common Units and remaining LTIP Units, if any, held by such person immediately after such conversion. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 11 and such Limited Partner shall be bound by the exercise of such rights by the assignee. (e) For purposes of making future allocations under Section 8(c) hereof and applying the Capital Account Limitation, the portion of the Economic Capital Account Balance of the applicable holder of LTIP Units that is treated as attributable to their LTIP Units shall be reduced, as of the date of conversion, by the product of the number of LTIP Units converted and the Target Economic Capital Account Balance determined for each such LTIP Unit as of the date on which satisfaction of the LTIP Unit Redemption Threshold for such LTIP Unit was determined. (f) If the Partnership or the General Partner shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, but excluding any transaction which constitutes an Adjustment Event) in each case as a result of which Common Units shall be exchanged for or converted into the right, or the holders shall otherwise be entitled, to receive cash, securities or other property or any combination thereof (each of the foregoing being referred to herein as a “Transaction”), then the General Partner shall, immediately prior to the Transaction, exercise its right to cause a Forced Conversion with respect to the maximum number of LTIP Units then eligible for conversion (or that will become eligible for conversion as a result of a contemporaneous or prior Forced AO LTIP Unit Conversion), taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Common Units into which their LTIP Units will be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Common Units, assuming such holder is not a Person with which the Partnership consolidated or into which the Partnership

Exhibit G-11 merged or which merged into the Partnership or to which such sale or transfer was made, as the case may be (a “Constituent Person”), or an affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each LTIP Unit held by such holder into Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each LTIP Unit held by him or her (or by any of their transferees) the same kind and amount of consideration that a holder of Common Units would receive if such holder of Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of any applicable Equity Plan or any other applicable equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 11(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Common Units in connection with the Transaction that will (i) contain provisions enabling the LTIP Unitholders that remain outstanding after such Transaction to convert their LTIP Units into securities as comparable as reasonably possible under the circumstances to the Common Units and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit G, for the benefit of the holder of LTIP Units. (g) No conversion of LTIP Units into Common Units, or Partnership Units that are not LTIP Units, may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Code Section 856(i)), or (ii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704 or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve. (h) Notwithstanding the foregoing, nothing in this Section 11 shall apply to an AO LTIP Unit (including, for the avoidance of doubt, the Capital Account balance attributable to such AO LTIP Unit), other than with respect to Vested LTIP Units into which an AO LTIP Unit has been converted pursuant to Section 12 hereof. 12. Conversion of AO LTIP Units to Basic LTIP Units or Performance LTIP Units. (a) The holder of a Basic AO LTIP Unit or a Performance AO LTIP Unit may convert such Unit into a Basic LTIP Unit at any time (i) on or after such AO LTIP Unit becomes a Vested LTIP Unit, and (ii) before the Expiration Date of such AO LTIP Unit (the “AO LTIP Unit Conversion Right”); provided, however, that an AO LTIP Unit holder may not exercise an AO LTIP Unit Conversion Right with respect to the lesser of (i) one thousand (1,000) AO LTIP Units and (ii) 100% of the AO LTIP Units held by such person that are Vested LTIP Units. If an AO LTIP Unit holder is notified of the expected occurrence of an event that will cause their Unvested LTIP Units to become Vested LTIP Units, such holder may give the Partnership an AO LTIP Unit Conversion Notice conditioned upon and effective as of the time of vesting and such AO LTIP Unit Conversion Notice, unless subsequently revoked by such person, shall be accepted by the Partnership subject to such condition. In all cases, the conversion of any AO LTIP Units into a Basic LTIP Unit shall be subject to the conditions and procedures set forth in this Section 12. (b) Any AO LTIP Units being converted pursuant to an AO LTIP Unit Conversion Notice, a Forced AO LTIP Unit Conversion, or an Expiration Conversion will convert to a number of Basic LTIP

Exhibit G-12 Units equal to (i) the applicable AO LTIP Unit Value, multiplied by (ii) the number of AO LTIP Units being converted, and divided by (iii) the REIT Share Value on the Conversion Date. For the avoidance of doubt, the foregoing calculation shall be adjusted as necessary to take into account any differences in the AO LTIP Unit Values of the AO LTIP Units being converted. A conversion of AO LTIP Units under this Section 12 shall occur automatically after the close of business on the applicable Conversion Date without any action on the part of such holder of AO LTIP Units, other than the surrender of any certificate or certificates evidencing such AO LTIP Units, as of which time such holder of AO LTIP Units shall be credited on the books and records of the Partnership as of the opening of business on the next day with the number of Basic LTIP Units into which such LTIP Units were converted. After the conversion of AO LTIP Units as aforesaid, the Partnership shall deliver to such holder of LTIP Units, upon their written request, a certificate of the General Partner certifying the number of Basic LTIP Units and remaining AO LTIP Units, if any, held by such person immediately after such conversion. Notwithstanding the preceding two sentences, if (x) an AO LTIP Unit is converted under this Section 12, (y) the corresponding Basic LTIP Units are converted into Common Units pursuant to Section 11 hereof as of the same Conversion Date, and (z) such Common Units are not redeemed as of the same date, the relevant holder shall be reflected as a holder of Common Units (rather than as a holder of LTIP Units) as of the opening of the business day following such conversions and may be provided a certificate certifying the number of Common Units (rather than LTIP Units) owned by such holder based on such conversions. The assignee of any Limited Partner pursuant to Article 11 of the Agreement may exercise the rights of such Limited Partner pursuant to this Section 12 and such Limited Partner shall be bound by the exercise of such rights by the assignee. (c) To exercise their AO LTIP Unit Conversion Right, an AO LTIP Unit holder shall deliver a notice (an “AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex III to the Partnership (with a copy to the General Partner) not less than three (3) nor more than ten (10) days prior to the Conversion Date specified in such AO LTIP Unit Conversion Notice; provided, however, that if the General Partner has not given to the holder notice of a proposed or upcoming Transaction (as defined above) at least thirty (30) days prior to the effective date of such Transaction, then the holder shall have the right to deliver an AO LTIP Unit Conversion Notice until the earlier of (x) the tenth (10th) day after such notice from the General Partner of a Transaction or (y) the third Business Day immediately preceding the effective date of such Transaction. Each LTIP Unitholder seeking to convert AO LTIP Units covenants and agrees with the Partnership that all Units to be converted pursuant to this Section 12 shall be free and clear of all liens. (d) Notwithstanding anything herein to the contrary, if the AO LTIP Units have been held for at least two years, subject to any restrictions set forth herein or in an applicable LTIP Agreement, an LTIP Unitholder may deliver a Notice of Redemption pursuant to Section 8.6 of the Agreement relating to the Common Units into which the Basic LTIP Units receivable on conversion of such AO LTIP Units ultimately are convertible in advance of the Conversion Date; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place until on or after the Conversion Date. For clarity, it is noted that the objective of this paragraph is to put an AO LTIP Unit holder in a position where, if the AO LTIP Unit holder so wishes, (i) the Basic LTIP Units into which their AO LTIP Units convert can be converted into Common Units simultaneously by the Partnership, and (ii) the Common Units into which such Basic LTIP Units convert can be redeemed by the Partnership pursuant to Section 8.6 of the Agreement simultaneously, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Common Units under Section 8.6 of the Agreement by delivering to such AO LTIP Unit holder REIT Shares rather than cash, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of their AO LTIP Units into Basic LTIP Units and corresponding conversion of such LTIP Units into Common Units, in all events subject to any restrictions on conversion or redemption set forth herein or in an applicable LTIP Agreement. The General Partner shall cooperate with a holder of AO LTIP Units to coordinate the timing of the different events described in the foregoing sentence.

Exhibit G-13 (e) No conversion of AO LTIP Units may be made by a Person if, based on the advice of the Partnership’s counsel or accounting firm, the Partnership believes there is a material risk that such conversion could (i) result in the Partnership’s being treated as an association taxable as a corporation (other than a qualified REIT subsidiary within the meaning of Code Section 856(i)), or (ii) be effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code Section 7704 or cause the Partnership to fail to qualify for a safe harbor from such treatment which the Partnership desires to preserve. (f) If the Partnership or the General Partner shall be a party to any Transaction, then the General Partner shall, immediately before the Transaction, be entitled to cause a conversion of AO LTIP Units (a “Forced AO LTIP Unit Conversion”) with respect to the maximum number of AO LTIP Units then eligible for conversion under this Section 12, taking into account any allocations that occur in connection with the Transaction or that would occur in connection with the Transaction if the assets of the Partnership were sold at the Transaction price or the portion thereof attributable to the Partnership as determined by the General Partner in good faith, or if applicable, at a value for the Partnership assets determined by the General Partner in good faith using the value attributed to the Common Units in the context of the Transaction (in which case the Conversion Date shall be the effective date of the Transaction and the conversion shall occur immediately prior to the effectiveness of the Transaction). In anticipation of such Forced AO LTIP Unit Conversion and the consummation of the Transaction, the Partnership shall use commercially reasonable efforts to cause each holder of AO LTIP Units to be afforded the right to receive in connection with such Transaction in consideration for the Common Units into which their AO LTIP Units ultimately will be converted (based on the conversion ratios set forth herein) the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Transaction by a holder of the same number of Common Units, assuming such holder is not a Constituent Person or an affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Transaction, prior to such Transaction the General Partner shall give prompt written notice to each holder of AO LTIP Units of such opportunity, and shall use commercially reasonable efforts to afford the holder of AO LTIP Units the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each AO LTIP Unit held by such holder into Basic LTIP Units and corresponding conversion of such LTIP Units into Common Units in connection with such Transaction. If a holder of LTIP Units fails to make such an election, such holder (and any of its transferees) shall receive the same kind and amount of consideration (determined after taking into account the conversion ratios herein) that a holder of Common Units would receive if such holder of Common Units failed to make such an election. Subject to the rights of the Partnership and the General Partner under any LTIP Agreement and the relevant terms of any applicable Equity Plan or any other applicable incentive equity plan, the Partnership shall use commercially reasonable effort to cause the terms of any Transaction to be consistent with the provisions of this Section 12(f) and to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holder of LTIP Units whose LTIP Units will not be converted into Common Units in connection with the Transaction that will (i) contain provisions enabling the holders of AO LTIP Units that remain outstanding after such Transaction to convert their AO LTIP Units into securities as comparable as reasonably possible under the circumstances to the Common Units (taking into account the conversion ratio derived from Section 12(b) hereof) and (ii) preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in the Agreement, including this Exhibit G, for the benefit of the holders of AO LTIP Units with respect to the AO LTIP Units under this Section 12(f). To exercise its right of Forced AO LTIP Unit Conversion, the Partnership shall deliver a notice (a “Forced AO LTIP Unit Conversion Notice”) in the form attached hereto as Annex IV to the applicable holder of AO LTIP Units not less than ten (10) nor more than sixty (60) days prior to the Conversion Date specified in such Forced AO LTIP Unit Conversion Notice.

Exhibit G-14 (g) Except as otherwise provided in an applicable LTIP Agreement, and subject to the express limitations and restrictions of this Section 12, any AO LTIP Unit that would have an AO LTIP Unit Value greater than zero upon becoming a Post-Conversion Period AO LTIP Unit, instead of becoming a Post- Conversion Period AO LTIP Unit, automatically and without any action of any party shall be converted into a number of Basic LTIP Units calculated in accordance with Section 12(b) hereof. Each such conversion (each, an “Expiration Conversion”) shall be effective immediately upon the close of business on the applicable Expiration Date and all calculations under Section 12(b) hereof shall be made based on the relevant AO LTIP Unit Value as of such time. Following an Expiration Conversion, the Partnership shall deliver a notice (an “Expiration Conversion Notice”) in the form attached hereto as Annex V to the applicable holder of LTIP Units as soon as reasonably practical (provided that the failure to deliver an Expiration Conversion Notice will not affect the Expiration Conversion or subject the General Partner or the Partnership to any liability). (h) For the avoidance of doubt, any Basic LTIP Unit resulting from a conversion under this Section 12, (i) is not an AO LTIP Unit and (ii) is a Vested LTIP Unit that may be converted (including, if applicable, simultaneously with the conversion of the applicable AO LTIP Unit) into a Common Unit under (and subject to the limitations of) Section 11 hereof. Upon conversion into Basic LTIP Units under this Section 12, an AO LTIP Unit shall cease to be treated as outstanding. 13. Redemption of LTIP Units. Holders of LTIP Units shall not be entitled to the Redemption provided for in Section 8.6 of the Agreement unless, until and to the extent such LTIP Units have been converted into Common Units in accordance with their terms and prior to the second anniversary of the grant of such LTIP Units. For purposes of Section 8.6 of the Agreement, a Common Unit issued upon conversion of an LTIP Unit shall be deemed to have been issued when the LTIP Unit originally was issued. The General Partner shall cooperate with an LTIP Unitholder to coordinate the timing of a conversion of LTIP Units into Common Units, or the conversion of AO LTIP Units into Basic LTIP Units that are then converted into Common Units, in order to put an LTIP Unitholder in a position where, if the LTIP Unitholder so wishes, the Common Units into which their Vested LTIP Units will be converted can be redeemed by the Partnership pursuant to Section 8.6 of the Agreement as promptly as possible following such conversion, with the further consequence that, if the General Partner elects to assume the Partnership’s redemption obligation with respect to such Common Units under Section 8.6 of the Agreement by delivering to such LTIP Unitholder REIT Shares rather than cash, then such LTIP Unitholder can have such REIT Shares issued to them as promptly as possible following the conversion of their Vested LTIP Units into Common Units. 14. Voting. Each LTIP Unit shall convey the same consent or other voting rights as a Common Unit. 15. Amendment. Notwithstanding any provision herein or in the Agreement to the contrary, in addition to (and not in limitation of) any rights to amend set forth in the Agreement, the General Partner shall be entitled, but not obligated, to amend this Exhibit G and the Agreement to (i) enable the grantees of LTIP Units to receive and hold, directly or indirectly, such LTIP Units through one or more entities established by the General Partner, its Affiliates or such grantees, and (ii) resolve ambiguities, correct scrivener’s errors and otherwise conform the terms of this Exhibit G and the Agreement to the intentions of the Partnership, the General Partner and the Partners with respect to the matters addressed herein.

Exhibit G-15 ANNEX I NOTICE OF AUTOMATIC CONVERSION OF LTIP UNITS INTO COMMON UNITS NETSTREIT, L.P. (the “Partnership”) hereby gives you notice that the number of LTIP Units held by the LTIP Unit holder set forth below have been converted into Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below. Name of LTIP Unit Holder: Name as Registered with Partnership Number of LTIP Units to be Converted: Conversion Date:

Exhibit G-16 ANNEX II NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF LTIP UNITS INTO COMMON UNITS NETSTREIT, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of LTIP Units held by the LTIP Unit holder set forth below to be converted into Common Units in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended. Name of LTIP Unit Holder: Name as Registered with Partnership Number of LTIP Units to be Converted: Conversion Date:

Exhibit G-17 ANNEX III AO LTIP UNIT CONVERSION NOTICE The undersigned holder of AO LTIP Units hereby irrevocably elects to convert as of the Conversion Date set forth below the number of AO LTIP Units in NETSTREIT, L.P. (the “Partnership”) set forth below into Basic LTIP Units or Performance LTIP Units (as applicable) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has title to such AO LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such AO LTIP Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion. Name of AO LTIP Unit Holder: Please Print Name as Registered with Partnership Number of Basic AO LTIP Units to be Converted: Number of Performance AO LTIP Units to be Converted: Date of Award of Basic AO LTIP Units to be Converted: Date of Award of Performance AO LTIP Units to be Converted: Conversion Date: (Signature of LTIP Unit Holder) (Street Address) (City) (State) (Zip Code) Please insert social security or identifying number:

Exhibit G-18 ANNEX IV NOTICE OF ELECTION BY PARTNERSHIP TO FORCE CONVERSION OF AO LTIP UNITS NETSTREIT, L.P. (the “Partnership”) hereby irrevocably elects to cause as of the Conversion Date set forth below the number of AO LTIP Units held by the LTIP Unit holder set forth below to be converted into Basic LTIP Units or Performance LTIP Units (as specified below) in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended. Name of LTIP Unit Holder: Name as Registered with Partnership Number of Basic AO LTIP Units to be Converted: Number of Performance AO LTIP Units to be Converted: Date of Award of Basic AO LTIP Units to be Converted: Date of Award of Performance AO LTIP Units to be Converted: Basic LTIP Units Resulting From Conversion: Performance LTIP Units Resulting From Conversion: Conversion Date:

Exhibit G-19 ANNEX V EXPIRATION CONVERSION NOTICE NETSTREIT, L.P. (the “Partnership”) hereby gives you notice that the number of AO LTIP Units held by the LTIP Unit holder set forth below have been converted into Basic LTIP Units or Performance LTIP Units, as applicable, in accordance with the terms of the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, effective as of the Conversion Date set forth below. Name of AO LTIP Unit Holder: Name as Registered with Partnership Number of Basic AO LTIP Units Converted: Number of Performance AO LTIP Units Converted: Date of Award of Basic AO LTIP Units Converted: Date of Award of Performance AO LTIP Units Converted: Basic LTIP Units Resulting From Conversion: Performance LTIP Units Resulting From Conversion: Conversion Date: